CREDIT AGREEMENT

                     CREDIT AGREEMENT
                ANNTAYLOR GLOBAL SOURCING, INC.
                (formerly known as CAT US, Inc.)



                           ---------


             AMENDED AND RESTATED CREDIT AGREEMENT


                 Dated as of September 20, 1996


                           ---------




               THE HONGKONG AND SHANGHAI BANKING
                      CORPORATION LIMITED,
                        NEW YORK BRANCH
=====================================================================

                       TABLE OF CONTENTS
                       -----------------

  SECTION 1.   DEFINITIONS AND ACCOUNTING MATTERS.              1
               ----------------------------------
            1.01   Certain Defined Terms                        1
                   ---------------------
            1.02   Accounting Terms and Determinations         11
                   -----------------------------------


  SECTION 2.   THE CREDIT FACILITIES                           11
               ---------------------
            2.01   Facilities                                  11
                   ----------
            2.02   Letters of Credit                           12
                   -----------------
            2.03   Loans                                       13
                   ------
            2.04   Certain Fees                                13
                   ------------
            2.05   Credit Offices                              14
                   --------------
            2.06   Extension of Termination Date               14
                   -----------------------------


  SECTION 3.   PAYMENTS OF PRINCIPAL AND INTEREST.             14
               ----------------------------------
             3.01  Repayments of Reimbursement Obligations
                   ---------------------------------------
                   and Loans                                   14
                   ---------
            3.02   Interest                                    14
                   --------
            3.03   Optional Prepayments of Loans               15
                   -----------------------------
            3.04   Mandatory Prepayments of Loans              15
                   ------------------------------


  SECTION 4.   PAYMENTS; COMPUTATIONS; ETC.                    15
               ----------------------------
            4.01   Payments                                    15
                   --------
            4.02   Computations                                16
                   ------------
            4.03   Setoff                                      16
                   ------
            4.04   Minimum Amounts                             16
                   ---------------
            4.05   Certain Notices                             16
                   ---------------


  SECTION 5.   YIELD PROTECTION                                17
               -----------------


  SECTION 6.   CONDITIONS PRECEDENT                            18
               --------------------
            6.01   Initial Credits                             18
                   ---------------
            6.02   Subsequent Credits                          20
                   ------------------


  SECTION 7.   REPRESENTATIONS AND WARRANTIES                  20
               ------------------------------
            7.01   Corporate Existence                         20
                   -------------------
            7.02   Financial Condition                         20
                   -------------------
            7.03   Litigation                                  21
                   ----------
            7.04   No Breach                                   21
                   ---------
            7.05   Corporate Action                            21
                   ----------------
            7.06   Approvals                                   21
                   ----------
            7.07   Use of Credits                              22
                   --------------
            7.08   ERISA                                       22
                   -----
            7.09   Taxes                                       22
                   -----
            7.10   Investment Company Act                      22
                   ----------------------
            7.11   Public Utility Holding Company Act          22
                   ----------------------------------
            7.12   Credit Agreements                           22
                   -----------------
            7.13   Hazardous Materials                         22
                   -------------------
            7.14   Subsidiaries                                23
                   ------------


  SECTION 8.   COVENANTS OF THE COMPANY                        23
               ------------------------
            8.01   Financial Statements                        23
                   --------------------
            8.02   Litigation                                  25
                   ----------
            8.03   Corporate Existence, Etc.                   25
                   ------------------------
            8.04   Insurance                                   26
                   ----------
            8.05   Prohibition of Fundamental Changes          26
                   ----------------------------------
            8.06   Limitation on Liens                         26
                   -------------------
            8.07   Indebtedness                                27
                   -------------
            8.08   Investments                                 28
                   -----------
            8.09   Dividend Payments                           28
                   -----------------
            8.10   Leverage Ratio                              28
                   --------------
            8.11   Net Worth                                   28
                   ---------
            8.12   Current Ratio                               29
                   -------------
            8.13   Subordinated Indebtedness                   29
                   -------------------------
            8.14   Lines of Business                           29
                   ------------------
            8.15   Transactions with Affiliates                29
                   ----------------------------
            8.16   Use of Proceeds                             30
                   ---------------
            8.17   AT Credit                                   30
                   ---------
            8.18   Amendments to Other Documents               30
                   -----------------------------
            8.19   Audit of Inventory and Accounts Receivable  30
                   ------------------------------------------
            8.20   Sales to AT                                 30
                   ------------
            8.21   Operating Account                           30
                   -----------------
            8.22   Additional Subsidiaries                     30
                   ------------------------


  SECTION 9.   EVENTS OF DEFAULT AND REMEDIES                  31
               -------------------------------


  SECTION 10.   MISCELLANEOUS                                  33
                -------------
            10.01   Waiver                                     33
                    ------
            10.02   Notices                                    34
                    -------
            10.03   Expenses, Etc.                             35
                    -------------
            10.04   Amendments, Etc.                           35
                    ----------------
            10.05   Successors and Assigns; Assignment         35
                    ----------------------------------
            10.06   Assignments and Participations             35
                    ------------------------------
            10.07   Survival                                   36
                    --------
            10.08   Captions                                   36
                    --------
            10.09   Counterparts                               36
                    ------------
            10.10   Governing Law; Submission to Jurisdiction  36
                    -----------------------------------------
            10.11   Waiver of Jury Trial                       37
                    --------------------
            10.12   Severability                               37
                    -------------


Signature Page



Schedule 7.12  -    Credit Agreements
Schedule 8.07  -    Indebtedness
Schedule 8.08  -    Investments

Exhibit A -         Form of Note
Exhibit B -         Security Agreement
Exhibit C -         Letter of Negative Pledge
Exhibit D -         Form of AT Credit
Exhibit E      -    Sales Agreement
Exhibit F -         Borrowing Base Certificate
Exhibit G -         Commitment Letter
Exhibit H -         Form of Opinion of Company Counsel















====================================================================

           AMENDED  AND  RESTATED CREDIT AGREEMENT  dated  as  of

September  20,  1996  between  ANNTAYLOR  GLOBAL  SOURCING,  INC.

(formerly  known  as CAT US, Inc.), a Delaware  corporation  (the

"Company"),  and  THE  HONGKONG AND SHANGHAI BANKING  CORPORATION
 -------
LIMITED,  a  foreign banking corporation acting through  its  New

York  Branch  (the  "Bank").  Unless otherwise  defined  in  this
                     ----
heading  or in the recitals to this Agreement, all terms used  in this  heading  and in such recitals have the respective  meanings set forth in Section 1.01 of this Agreement.






                     W I T N E S S E T H :




           WHEREAS,  the Company is presently the subject  of  an

acquisition  in accordance with the terms and conditions  of  the

Stock and Asset Purchase Agreement, pursuant to which the Company shall become a wholly-owned subsidiary of AT;



           WHEREAS,  on  the date hereof, there exists  a  credit

facility  up  to  an  aggregate  face  or  principal  amount   of

$40,000,000  between the Bank and the Company, which facility  is evidenced  by  a  related credit agreement (the "Existing  Credit
                                                 ----------------
Agreement");
---------


           WHEREAS,  the Company has requested the amendment  and

modification  of  certain  provisions  of  the  Existing   Credit

Agreement; and



           WHEREAS,  the Company has requested that the  Existing

Credit  Agreement,  as amended prior to the date  hereof  and  as amended  and  modified hereby, be restated  in  its  entirety  to reflect such amendment and modification;



           NOW  THEREFORE,  the  parties hereto  agree  that  the

Existing Credit Agreement is hereby amended and restated  in  its entirety as follows:



              SECTION 1.  DEFINITIONS AND ACCOUNTING MATTERS.
                          ----------------------------------


              1.01   Certain  Defined  Terms.   As  used  herein,  the
                     -----------------------
following  terms  shall have the following  meanings  (all  terms defined  in  this  Section 1.01 or in other  provisions  of  this

Agreement in the singular to have the same meanings when used  in the plural and vice versa):
               ----------


           "Affiliate"  shall mean, as to any Person,  any  other
            ---------
Person  which directly or indirectly controls, or is under common control  with,  or  is controlled by, such Person  and,  if  such

Person  is  an  individual, any member of  the  immediate  family

(including  parents, spouse and children) of such individual  and any  trust whose principal beneficiary is such individual or  one or  more members of such immediate family and any Person  who  is controlled  by  any  such  member  or  trust.  As  used  in  this definition, "control" (including, with its correlative  meanings,
             -------
"controlled  by"  and  "under common control  with")  shall  mean
 --------------         --------------------------
possession, directly or indirectly, of power to direct  or  cause

the   direction  of  management  or  policies  (whether   through

ownership   of  securities  or  partnership  or  other  ownership

interests,  by  contract or otherwise),  provided  that,  in  any
                                         --------
event,  (i)  any  Person which owns directly or  indirectly  five percent  (5%)  or  more of the securities having ordinary  voting power for the election of directors or other governing body of  a corporation  or  five percent (5%) or more of the partnership  or other  ownership interests of any other Person (other than  as  a limited  partner of such other Person) will be deemed to  control

such   corporation  or  other  Person,  and  (ii)  no   financial

institution, mutual fund or investment banking firm shall  be  an

Affiliate  of the Company unless it owns, directly or indirectly,

at  least  twenty percent (20%) of the securities of the Company.

Notwithstanding the foregoing, no individual shall be  deemed  to be  an Affiliate of a corporation solely by reason of his or  her being an officer or director of such corporation and a Person and its  subsidiaries  shall not be deemed to be Affiliates  of  each other.



           "Alternative Credit Office" shall mean any  office  of
            -------------------------
the Bank other than the Bank's New York Office.



            "AT"   shall   mean  AnnTaylor,  Inc.,   a   Delaware
             --
corporation.



           "ATSC"  shall  mean  AnnTaylor Stores  Corporation,  a
            ----
Delaware corporation.



           "AT Credit" shall mean the standby letter of credit in
            ---------
the face amount of $8,000,000 issued on behalf of AT in favor  of the  Bank by a bank acceptable to the Bank substantially  in  the form of Exhibit D hereto.



          "AT Facility Agreement" shall mean that certain Amended
           ---------------------
and  Restated  Credit Agreement dated as of  September  29,  1995 among  AT, Bank of America National Trust and Savings Association

and  the  other financial institutions party thereto, as amended,

supplemented  or otherwise modified and in effect  from  time  to time.



           "Applicable Credit Office" shall mean, with respect to
            ------------------------
each  type  of Credit, the Bank's New York Office or  such  other office of the Bank as the Bank may from time to time designate as the  office at which its Credits of such type are to be  extended and maintained.



           "Available  Facility" shall mean, as at  any  date  of
            -------------------
determination  thereof, the amount equal to  the  excess  of  the

Total  Facility  over  the aggregate sum of (i)  the  outstanding amount  of  all Reimbursement Obligations, (ii) the undrawn  face amount of all issued Letters of Credit, and (iii) the outstanding principal amount of all Loans.



           "Bank's New York Office" shall mean the New York  City
            ----------------------
office of the Bank, presently located at 140 Broadway, New  York,

New York 10005.



           "Basle  Accord" shall mean the proposals for a risked-
            -------------
based  capital  framework described by  the  Basle  Committee  on

Banking  Regulations  and  Supervisory  Practices  in  its  paper entitled  "International Convergence of Capital  Measurement  and

Capital  Standards" dated July 1988, as modified and supplemented and in effect from time to time.



            "Borrowing  Base"  shall  mean,  as  at  any  day  of
             ---------------
determination thereof, the sum of (i) 80% of the aggregate amount of  Eligible  Receivables  at said date  plus  (ii)  60%  of  the
                                         ----
aggregate  amount  of  Eligible Inventory  at  said  date,  which

Eligible  Inventory shall in no event exceed  $4,000,000  in  the aggregate prior to such fractional reduction, plus (iii)  60%  of
                                              ----
the  aggregate face amount of all undrawn Letters  of  Credit  at said  date plus (iv) the undrawn face amount of the AT Credit  at
           ----
said  date  minus  (v) an amount equal to two times  the  average
            -----
monthly  commissions or processing fees (to the extent  such  are

included   in   the   value  of  Inventory)  paid   to   bailees,

warehousemen, terminal operators, Processors (as defined  in  the definition  of  "Eligible Inventory" set forth  in  this  Section

1.01)  or  other third parties with whom the Company  has  lodged

Inventory during the period of two fiscal quarters most  recently ended on or before such date.



           "Borrowing Base Certificate"  shall mean a certificate
            --------------------------
of  the  executive vice president or the senior vice president  -

finance  of the Company, in substantially the form of  Exhibit  F hereto and appropriately completed.



           "Business  Day" shall mean any day on which commercial
            -------------
banks are not authorized or required to close in New York City.



           "CAT" shall mean, collectively, the Company and C.A.T.
            ---
(Far East) Limited, a Hong Kong corporation.



           "CDI"  shall  mean  Cygne Designs,  Inc.,  a  Delaware
            ---
corporation.



           "Capital  Lease  Obligations" shall mean,  as  to  any
            ---------------------------
Person,  the  obligations of such Person to  pay  rent  or  other amounts under a lease of (or other agreement conveying the  right to  use)  real  and/or  personal property which  obligations  are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of

Financial Accounting Standards No. 13 of the Financial Accounting

Standards Board) and, for purposes of this Agreement, the  amount of  such  obligations  shall be the capitalized  amount  thereof,

determined in accordance with GAAP (including such Statement  No.

13).



           "Cash  Against Documents" shall mean, with respect  to
            -----------------------
any  applicable trade transaction between the Company and  AT  or its  Affiliates,  the requirement that title  to  the  underlying goods  and  all  related documents be delivered only  upon  prior receipt of full payment therefor evidenced by a wire transfer  of

Federal or other immediately available funds.



          "Code" shall mean the Internal Revenue Code of 1986, as
           ----
amended from time to time, and any successor thereto.



          "Commitment Letter" shall mean that certain letter from
           -----------------
the  Bank to the Company dated April 10, 1996 and accepted by the

Company on April 19, 1996, a copy of which is attached hereto  as

Exhibit  G.   The terms of the Commitment Letter are incorporated

herein  by  reference and such terms and conditions as set  forth therein shall survive until the Note has been repaid in full  and this  Agreement has been terminated.  In the event of a  conflict between the terms of the Commitment Letter and the terms of  this

Agreement, the terms of this Agreement shall prevail.



           "Commitments" shall mean, collectively, the Letter  of
            ------------
Credit Commitment and the Loan Commitment.



          "Credit" shall mean a Loan or a Letter of Credit.
           ------


           "Credit  Documents"  shall  mean,  collectively,  this
            -----------------
Agreement, the Note and the Security Documents.



           "Default" shall mean an Event of Default or  an  event
            -------
which  with notice or lapse of time or both would become an Event of Default.



           "Dividend  Payment"  shall mean  dividends  (in  cash,
            -----------------
property  or  obligations) on, or other payments or distributions on  account  of, or the setting apart of money for a  sinking  or other analogous fund for, the purchase, redemption, retirement or other  acquisition of, any shares of any class of  stock  of  the

Company,  but  excluding dividends payable solely  in  shares  of common stock of the Company.



          "Dollars" and "$" shall mean lawful money of the United
           -------       -
States of America.



           "Eligible  Inventory" shall mean, as at  any  date  of
            -------------------
determination  thereof,  the  sum of  the  following  (determined without duplication):



           (a)   the  value (determined at the lower of  cost  or

market  in  accordance  with  GAAP, except  that  cost  shall  be determined on a first-in-first-out basis) of all Inventory  owned by  (and  in the possession or under the control of) the  Company and located in a jurisdiction in the United States of America  as to which appropriate Uniform Commercial Code financing statements have  been filed naming the Company, as "debtor" and the Bank  as

"secured party" (excluding however, except to the extent that the

Bank  otherwise agrees with respect to any specific  customer  or

Processor,  any  such  Inventory which  has  been  shipped  to  a customer of the Company, including Processors referred to  below,

even if on a consignment or "sale or return" basis) and which  is

in   good   condition,  meets  all  standards  imposed   by   any

governmental  agency  or  department or division  thereof  having regulatory  authority over such Inventory, its use  or  sale  and which  is either currently useable or currently saleable  in  the normal course of the Company's business without any notice to, or consent  of,  any governmental agency or department  or  division thereof, plus
         ----


           (b)  the value (determined as described in clause  (a)

above)  of  all  Inventory being processed by  third  parties  on behalf of the Company (any such third party being herein called a

"Processor"), but only to the extent that the Company shall  have
 ---------
filed  an appropriate uniform commercial code financing statement in the respective jurisdiction in which such Inventory is located naming  the  respective  Processor as "debtor",  the  Company  as

"secured  party" and the Bank as the "assignee" and delivered  to the  Bank an opinion of counsel satisfactory to the Bank  to  the

effect  that  to  the  extent  such  arrangement  constitutes   a

consignment  or  security  interest  under  applicable  law,  the

Company has a valid perfected first priority security interest in such  Inventory  and  that, by virtue of the Security  Agreement,

such security interest has been validly assigned to the Bank  and accordingly the Bank has a valid and perfected security  interest in such Inventory under the Security Agreement.



           "Eligible  Letter  of Credit Transaction"  shall  mean
            ---------------------------------------
Reimbursement  Obligations  arising  in  connection  with   trade

transactions  relating  to the purchase  of  apparel,  shoes  and accessories.



           "Eligible Receivables" shall mean, as at any  date  of
            --------------------
determination thereof, the aggregate of all Receivables  at  said date  due  to  the  Company other than the following  (determined without duplication):



           (a)   any  Receivable due from an account debtor  other

     than AT or its Affiliates,



           (b)   any Receivable not payable in Dollars,



           (c)   any Receivable which, at the date of issuance  of

     the  respective  invoice therefor, were  payable  more  than ninety days after shipment of the related Inventory,



           (d)   any  Receivable due from an account debtor  whose

     principal place of business is located outside of the United

     States of America unless the Bank has agreed in writing that such Receivable shall be treated as "Eligible" or backed  by

     U.S.  Government insurance or a letter of credit  issued  or confirmed  by a bank organized under the laws of the  United

     States of America or a State thereof and having capital  and surplus in excess of $500,000,000 (so long as such letter of

     credit   has  been  delivered  to  the  Bank  as  additional

     collateral under the Security Agreement),



           (e)   any  Receivable due from an account debtor  which

     the   Bank  has  notified  the  Company  does  not  have   a

     satisfactory  credit  standing (as determined  in  the  sole discretion of the Bank),



           (f)   any Receivable which remains unpaid for more than

     sixty  days (measured from the date of the original issuance of the invoice thereof),



           (g)   all Receivables of any account debtor if more than

     20%  of  the  aggregate amount of the  Receivables  of  such account  debtor  have at the time remained unpaid  for  more than  sixty  days  (measured from the date of  the  original issuance of the invoice thereof),



           (h)   any Receivable as to which there is any unresolved

     dispute with the respective account debtor (but only to  the extent of the amount thereof in dispute),



           (i)     any  Receivable  evidenced by an  Instrument  (as

     defined in the Security Agreement) not in the possession  of the Bank,



           (j)   any  Receivable  representing an  obligation  for

     goods  sold  on  consignment, or approval or on  a  sale-or-

     return  basis or subject to any other repurchase  or  return arrangement,  except  to  the extent  the  Bank  shall  have otherwise agreed in writing, and



           (k)   any Receivable due from an account debtor if such

     account debtor is operating under the protection of any  law relating to bankruptcy, insolvency, reorganization, winding-

     up, or composition or adjustment of debts.



           "Environmental Laws" shall mean any and  all  federal,
            ------------------
state, local and foreign statutes, laws, regulations, ordinances,

rules,  judgments, orders, decrees, permits, concessions, grants,

franchises,    licenses,   agreements   or   other   governmental

restrictions  relating  to  the  environment  or  to   emissions,

discharges,   releases  or  threatened  releases  of  pollutants,

contaminants,  chemicals,  or  industrial,  toxic  or   hazardous

substances  or  wastes  into the environment  including,  without limitation, ambient air, surface water, ground water, or land, or otherwise  relating to the manufacture, processing, distribution,

use,  treatment,  storage, disposal, transport,  or  handling  of pollutants,  contaminants, chemicals,  or  industrial,  toxic  or hazardous substances or wastes.



           "ERISA"  shall  mean  the Employee  Retirement  Income
            -----
Security Act of 1974, as amended from time to time.



           "ERISA  Affiliate" shall mean (a) any  corporation  or
            ----------------
trade  or business which is a member of the same controlled group of  corporations  (within the meaning of Section  414(b)  of  the

Code)  as  the  Company,  (b) any entity which  is  under  common control  (within the meaning of Section 414(c) of the Code)  with the  Company,  (c)  any  member of an  affiliated  service  group

(within  the meaning of Section 414(m) of the Code) in which  the

Company  is  also  a member, and (d) any other entity  affiliated with the Company under Section 414(o) of the Code.



           "Event of Default" shall have the meaning assigned  to
            ----------------
such term in Section 9 hereof.



           "Foreign Subsidiary" shall mean, with respect  to  any
            ------------------
Person,  any Subsidiary of such Person incorporated or  organized under  laws other than that of any State of the United States  or the District of Columbia.



            "GAAP"   shall  mean  generally  accepted  accounting
             ----
principles  as  in  effect  at the time  of  application  to  the provisions hereof.



           "Guarantee" shall mean a guarantee, an endorsement,  a
            ---------
contingent  agreement  to purchase or to furnish  funds  for  the

payment  or  maintenance  of,  or  otherwise  to  be  or   become

contingently  liable under or with respect to, the  Indebtedness,

other obligations, net worth, working capital or earnings of  any

Person,  or  a  guarantee of the payment of  dividends  or  other distributions upon the stock of any corporation, or an  agreement to  purchase,  sell  or  lease (as lessee  or  lessor)  property,

products,  materials,  supplies or  services  primarily  for  the purpose of enabling a debtor to make payment of his, her  or  its obligations  or an agreement to assure a creditor  against  loss,

and including without limitation, causing a bank to open a letter of  credit  for  the  benefit of another  Person,  but  excluding endorsements for collection or deposit in the ordinary course  of

business.   The terms "Guarantee" and "Guaranteed" used as a verb
                       ---------       ----------
shall have a correlative meaning.



           "Indebtedness"  shall  mean, as  to  any  Person:  (a)
            ------------
indebtedness  created,  issued or incurred  by  such  Person  for borrowed money (whether by loan or the issuance and sale of  debt securities);  (b) obligations of such Person to pay the  deferred purchase or acquisition price of property or services, other than trade  accounts payable (other than for borrowed money)  arising,

and accrued expenses incurred, in the ordinary course of business so  long  as  such trade accounts payable are payable within  180 days of the date the respective goods are delivered or respective services rendered; (c) Indebtedness of others secured by  a  Lien on  the  property of such Person, whether or not  the  respective indebtedness  so  secured has been assumed by  such  Person;  (d)

obligations  of such Person in respect of letters  of  credit  or similar  instruments  issued  or  accepted  by  banks  and  other financial  institutions  for  the account  of  such  Person;  (e)

Capital Lease Obligations of such Person; and (f) Indebtedness of others guaranteed by such Person.



          "Interest Rate" shall mean the Prime Rate plus 0.50%.
           -------------


           "Inventory" shall mean apparel, shoes and accessories,
            ---------
and  other  readily  marketable materials of  a  type  purchased,

produced, manufactured or consumed by the Company in the ordinary course of business as presently conducted.



           "Investment"  in  any  Person  shall  mean:   (a)  the
            ----------
acquisition  (whether for cash, property, services or  securities

or   otherwise)  of  capital  stock,  bonds,  notes,  debentures,

partnership  or other ownership interests or other securities  of such  Person; and (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than any such advance,

loan  or extension of credit having a term not exceeding 90  days

representing  the  purchase  price  of  inventory   or   supplies

purchased in the ordinary course of business) or guarantee of, or other  contingent  obligation with respect  to,  Indebtedness  or other  liability  of  such Person and (without  duplication)  any amount committed to be advanced, lent or extended to such Person.



           "Letter of Credit" shall have the meaning assigned  to
            ----------------
such term in Section 2.01(a) hereof.



          "Letter of Credit Commitment" shall mean the obligation
           ---------------------------
of  the  Bank to issue Letters of Credit up to an aggregate  face amount  for all Letters of Credit at any one time outstanding  up to $40,000,000.



           "Letter of Credit Documents" shall mean, with  respect
            --------------------------
to any Letter of Credit, collectively, such Letter of Credit, any amendments  thereto,  any  documents  delivered  thereunder,  any application  therefor,  and  any other  agreements,  instruments,

guarantees or other documents (whether general in application  or applicable only to such Letter of Credit) governing or  providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.




           "Letter  of Negative Pledge" shall mean the  agreement
            --------------------------
substantially in the form of Exhibit C hereto, pursuant to  which each  of the parties thereto shall agree to the effect set  forth therein,  as amended, supplemented or otherwise modified  and  in effect from time to time.



           "Leverage Ratio" shall mean, at any time, the ratio of
            --------------
Total  Liabilities to the aggregate amount at such  time  of  (i)

Tangible  Net Worth and (ii) the undrawn face amount  of  the  AT

Credit.



           "Lien"  shall  mean, with respect to  any  asset,  any
            ----
mortgage,  lien, pledge, charge, security interest or encumbrance of  any  kind  in  respect of such asset.  For purposes  of  this

Agreement, the Company shall be deemed to own subject to  a  Lien any  asset which it has acquired or holds subject to the interest of  a  vendor  or  lessor under any conditional  sale  agreement,

capital lease or other title retention agreement relating to such asset.



           "Loan" shall have the meaning assigned to such term in
            ----
Section 2.01(b) hereof.



          "Loan Commitment" shall mean the obligation of the Bank
           ---------------
to  make Loans up to an aggregate principal amount for all  Loans at any one time outstanding up to $8,000,000.



           "Margin  Stock"  shall mean margin  stock  within  the
            -------------
meaning of Regulations U and X.




          "Material Adverse Effect" shall mean a material adverse
           -----------------------
effect upon (a) the financial conditions, operations, business or prospects of the Company or ATSC and its Subsidiaries taken as  a whole,  as  the  case may be, (b) the ability of the  Company  to repay  any  Loan,  Reimbursement Obligation or any  other  amount payable  by the Company hereunder, or (c) the rights and remedies of the Bank under this Agreement and the other Credit Documents.



          "Maturity Date" shall have the meaning assigned to that
           -------------
term in Section 2.01(c) hereof.



           "Multiemployer  Plan" shall mean a multiemployer  plan
            -------------------
defined  as such in Section 3(37) of ERISA to which contributions have been made by the Company or any ERISA Affiliate and which is covered by Title IV of ERISA.



           "Note" shall mean the promissory note provided for  by
            ----
Section 2.03(b) hereof.



          "Obligor" shall mean either the Company, AT or ATSC.
           -------


            "PBGC"   shall  mean  the  Pension  Benefit  Guaranty
             ----
Corporation  or  any  entity succeeding to  any  or  all  of  its functions under ERISA.



           "Penalty Rate" shall mean, in respect of any principal
            ------------
of  any  Loan,  any Reimbursement Obligation or any other  amount payable  by the Company under this Agreement or the Note that  is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period from and including the  due  date to but excluding the date on which such amount  is paid  in  full  equal to 2% above the interest rate otherwise  in effect.



           "Permitted Investments" of any Person shall mean:  (a)
            ---------------------
direct  obligations of the United States of America,  or  of  any agency  thereof,  or obligations guaranteed as to  principal  and interest  by  the  United States of America,  or  of  any  agency thereof, in any case maturing not more than 90 days from the date of  acquisition  thereof  by  such Person;  (b)  certificates  of deposit  issued by any bank or trust company organized under  the laws  of the United States of America (or any state thereof)  and having  capital,  surplus  and  undivided  profits  of  at  least

$500,000,000,  maturing not more than 90 days from  the  date  of acquisition  thereof  by such Person; and  (c)  commercial  paper rated  A-1  or better or P-1 by Standard & Poor's Corporation  or

Moody's Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition thereof by such Person.



            "Person"  shall  mean  any  individual,  corporation,
             ------
company,   voluntary  association,  partnership,  joint  venture,

trust,  unincorporated organization or government (or any agency,

instrumentality or political subdivision thereof).




           "Plan"  shall mean an employee benefit or  other  plan
            ----
established  or maintained by the Company or any ERISA  Affiliate and  which  is  covered  by  Title IV  of  ERISA,  other  than  a

Multiemployer Plan.



           "Prime Rate" shall mean the rate of interest from time
            ----------
to  time announced by Marine Midland Bank in New York City as its prime commercial lending rate.  Each change in any interest  rate provided  for herein based upon the Prime Rate resulting  from  a change  in the Prime Rate shall take effect at the time  of  such change in the Prime Rate.



            "Receivables"  shall  mean,  as  at   any   date   of
             -----------
determination thereof, the unpaid portion of the obligation  owed to  the  Company,  as  stated on the  respective  invoice,  of  a customer  of  the Company in respect of Inventory  purchased  and shipped,  net  of  any credits, rebates or offsets  owed  to  the respective customer (and for purposes hereof, a credit or  rebate paid  by  check  or draft of the Company shall be  deemed  to  be outstanding until such check or draft shall have been debited  to the  respective  account of the Company on which  such  check  or draft was drawn).



            "Regulations   D,  G,  T,  U  and  X"   shall   mean,
             ------------------------------------
respectively,  Regulations D, G, T, U and  X   of  the  Board  of

Governors  of  the Federal Reserve System (or any successor),  as the same may be amended or supplemented from time to time.




           "Regulatory  Change" shall mean any change  after  the
            ------------------
date of this Agreement in United States Federal, state or foreign law  or regulations or the adoption or making after such date  of any  interpretation, directive or request applying to a class  of banks  including the Bank of or under any United States  Federal,

state  or  foreign law or regulations (whether or not having  the force  of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.



           "Reimbursement Obligation" shall mean at any time, the
            ------------------------
obligation  of  the Company to reimburse the Bank on  demand  for amounts theretofore paid by the Bank pursuant to a drawing  under a Letter of Credit.



           "Sales  Agreement" shall mean the sales  and  purchase
            ----------------
agreement substantially in the form of Exhibit E hereto, pursuant to which the Company shall sell garments and accessories to AT on the  terms  and  conditions  referred  to  therein,  as  amended,

supplemented  or otherwise modified and in effect  from  time  to time.



           "Security  Documents" shall mean,  collectively,  each
            -------------------
Guarantee required by this Agreement, the Security Agreement  and all Uniform Commercial Code financing statements required by this

Agreement and the Security Agreement to be filed with respect  to the  security interests in personal property created pursuant  to the Security Agreement.



           "Security Agreement" shall mean the security agreement
            ------------------
substantially in the form of Exhibit B hereto, pursuant to  which the  Company  shall provide collateral security for  the  Secured

Obligations  referred  to  therein, as amended,  supplemented  or otherwise modified and in effect from time to time.



           "Special CAD Event" shall mean either (i) an event  of
            -----------------
default  under  the  Sales Agreement, (ii)  any  failure  by  the

Company  in  the  performance of any  of  its  obligations  under

Sections  8.10,  8.11 and 8.12 hereof or (iii)  any  event  under

Section 9(b) hereof.



           "Stock  and Asset Purchase Agreement" shall mean  that
            -----------------------------------
certain  Stock and Asset Purchase Agreement dated as of  June  7,

1996,  and  amended as of August 27, 1996, by  and  between  CDI,

Cygne  Group  (F.E.) Limited, ATSC and AT, pursuant to  which  AT shall acquire the business relating to the Company.



           "Subordinated Indebtedness" shall mean,  collectively,
            -------------------------
Indebtedness  for  which  the Company is directly  and  primarily liable and which is subordinated to the obligation of the Company to  pay principal of and interest on the Loans and the Note,  any

Reimbursement  Obligation and any other amount payable  hereunder on  terms,  and  which contains other terms (including  interest,

amortization  and  financial and other covenants),  in  form  and substance satisfactory to the Bank.



           "Subsidiary" shall mean, with respect to  any  Person,
            ----------
any  other Person of which at least a majority of the outstanding securities  or  other  ownership interests having  by  the  terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similiar functions for such other  Person  (irrespective  of  whether  or  not  at  the  time securities  or  other ownership interests of any other  class  or classes  of  such  other Person shall have or might  have  voting power  by reason of the happening of any contingency) is  at  the time  directly  or indirectly owned or controlled by  such  first

Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries.



           "Tangible  Net Worth" shall mean, as at  any  date  of
            -------------------
determination thereof, the sum of the following for  the  Company determined (without duplication) in accordance with GAAP:




          (a)  the amount of the capital stock account, plus
                                                        ----


           (b)   the  amount  of  paid-in  surplus  and  retained

     earnings  (or, in the case of a surplus or retained earnings deficit, minus the amount of such deficit), minus
              -----                              -----


           (c)  the sum of the following: cost of treasury shares

     and the book value of all assets of the Company which should be classified as intangibles (other than good-will) (without duplication  of  deductions  in  respect  of  items  already deducted  in arriving at surplus and retained earnings)  but in  any  event  including  research and  development  costs,

     trade-marks,   trade   names,   copyrights,   patents    and

     franchises, unamortized debt discount and expense,  and  all reserves.



           "Termination  Date" shall mean July 29,  1997,  unless
            -----------------
otherwise  extended  to  a later date by  the  Bank  pursuant  to

Section 2.06 hereof.




            "Total  Facility"  shall  mean,  as  to  all  Credits
             ---------------
hereunder, the aggregate face or principal amount of $40,000,000.




           "Total  Liabilities" shall mean, as  at  any  date  of
            ------------------
determination  thereof,  the  sum,  for  the  Company  determined

(without   duplication)  in  accordance   with   GAAP,   of   all

Indebtedness  of  the Company and all other  liabilities  of  the

Company  which should be classified as liabilities on  a  balance sheet of the Company prepared in accordance with GAAP and in  any event  including  all  reserves (other than  general  contingency reserves) and all deferred taxes and other deferred items.



           1.02  Accounting  Terms  and  Determinations.   Unless
                 --------------------------------------
otherwise  specified  herein, all accounting  terms  used  herein

shall   be  interpreted,  all  determinations  with  respect   to

accounting  matters hereunder shall be made,  and  all  financial statements  and certificates and reports as to financial  matters required to be furnished to the Bank hereunder shall be prepared,

in  accordance  with  GAAP.  To enable the ready  and  consistent determination  of  compliance with the  covenants  set  forth  in

Section 8 hereof, the Company will not change the last day of its fiscal year from the Saturday nearest January 31.




               SECTION 2.  THE CREDIT FACILITIES.
                           ----------------------

               2.01  Facilities.  Subject to the terms and  conditions
                      ----------
of this Agreement:



               (a)  The Bank agrees to issue from time to time for the

     account  of  the  Company sight letters of credit  (each,  a

     "Letter of Credit") in support of Eligible Letter of  Credit
      ----------------
     Transactions during the period from and including  the  date hereof  to  the  day falling 30 days before the  Termination

     Date  in an aggregate undrawn face amount (as to all Letters of  Credit  issued for account of the Company) not exceeding at any one time outstanding an amount equal to the excess of the  amount  of  the  Letter of Credit Commitment  over  the

     aggregate    outstanding   amount   of   the   Reimbursement

     Obligations;  provided  that  (i)  the  Letter   of   Credit
                   --------
     Commitment  shall  not  at  any time  exceed  the  Available

     Facility, and (ii) the stated expiry date of each Letter  of

     Credit shall be a Business Day falling no more than 60  days after  the  related  issuance date  and  on  or  before  the

     Termination Date.



               (b)  The Bank agrees to make a loan or loans (each,  a

     "Loan") to the Company, during the period from and including
      ----
     the  date  hereof  to  the day falling 30  days  before  the

     Termination  Date to finance Reimbursement Obligations  owed hereunder,  in  an  aggregate principal amount  (as  to  all

     Loans)  not exceeding at any one time outstanding  the  Loan

     Commitment as in effect from time to time; provided that the

     Loan  Commitment shall not at any time exceed the  Available

     Facility.



               (c)  Each Loan shall mature on the date (the "Maturity
                                                             --------
     Date")  falling  60 days after the funds in connection  with
     ----
     such  Loan  are made available as provided in  Section  2.03

     hereof.   Each  Loan  with a Maturity Date  later  than  the

     Termination  Date  shall  not in  any  case  be  renewed  or otherwise extended.  Subject to the terms of this Agreement,

     the  Company may borrow, prepay and reborrow the  amount  of the Letter of Credit Commitment and the Loan Commitment.




               (d)  So long as a Special CAD Event shall have occurred

     and  be  continuing, the Bank shall only  issue  Letters  of

     Credit and make Loans hereunder after the Company has  first provided to the Bank a deposit equal to the related face  or principal  amount  of each such Letter of  Credit  or  Loan,

     which  deposit shall be made to an account maintained  with,

     and pledged as collateral security to, the Bank.




               2.02  Letters of Credit.
                     -----------------


               (a)   The  Company shall give the Bank notice  of  each

     Letter of Credit to be issued for account of the Company  as provided  in  Section  4.05 hereof (unless  such  Letter  of

     Credit is opened through the Bank's Hexagon System).




               (b)   The issuance by the Bank of each Letter of Credit

     shall, in addition to the conditions precedent set forth  in

     Sections  6.01 and 6.02 hereof, be subject to the conditions that  such  Letter of Credit be in such form,  contain  such terms  and  support such transactions or obligations  (which shall be Eligible Letter of Credit Transactions with respect to  which the Company shall be the primary obligor) as shall be  reasonably satisfactory to the Bank consistent with  its then  current  practices  and  procedures  with  respect  to similar  letters of credit and that the Company  shall  have executed and delivered such other instruments and agreements relating  to  such Letter of Credit as the Bank  shall  have reasonably  requested  consistent with  such  practices  and procedures.




               (c)   Without duplication of Section 10.03 hereof,  the

     Company hereby indemnifies and holds harmless the Bank  from

     and   against   any   and  all  claims,   damages,   losses,

     liabilities, costs or expenses which the Bank may incur  (or which  may  be  claimed against the Bank) by any  Person  by reason of or in connection with the issuance or transfer  of or  payment  or failure to pay under any Letter  of  Credit;

     provided that the Company shall not be required to indemnify the Bank for any claims, damages, losses, liabilities, costs or  expenses  to  the extent, but only to  the  extent,  (i)

     caused by the willful misconduct or gross negligence of  the

     Bank  in  determining whether a request presented under  any

     Letter  of Credit complied with the terms of such Letter  of

     Credit,  or (ii) caused by the Bank's failure to  pay  under any  Letter  of Credit after the presentation  to  it  of  a request strictly complying with the terms and conditions  of such Letter of Credit, unless such payment is prohibited  by any law, regulation, court order or decree.



               (d) If the  Termination Date is at any time or  from

     time  to time extended pursuant to Section 2.06 hereof,  the

     Bank  shall,  at  the  request of the  Company,  subject  to

     Section  6.02  hereof,  extend  the  expiry  date   of   any

     outstanding  Letter  of Credit issued  for  account  of  the

     Company  to  a date specified by the Company not later  than the Termination Date so extended.



               (e)  With  respect to each Letter of Credit issued  by

     the  Bank hereunder, the Company shall (i) arrange  for  the related  goods  and merchandise being shipped in  connection with such Letter of Credit to be consigned to the Bank,  and

     (ii)  in the case of air shipments, provide to the Bank  the complete set of original documents described in the  related

     Letter  of  Credit, including the airway bill setting  forth the  Bank  as  consignee.  The Bank  shall  provide  to  the

     Company  an  air  release  with respect  to  each  such  air shipment  upon  receipt  by  the  Company  of  full  payment therefor  from AT or its Affiliates, which payment shall  be evidenced by a wire transfer of Federal or other immediately available  funds  to  an account of the  Company  maintained with, and pledged as collateral security to, the Bank.



               2.03  Loans.
                     -----

               (a)   The  Company shall give the Bank notice  of  each

     Loan  to be made to the Company as provided in Section  4.05 hereof.  On the date specified for the making of each  Loan,

     the Bank shall make available the amount of such Loan to the

     Company  by  depositing  the same, in immediately  available funds,  in  an  account of the Company maintained  with  the

     Bank's New York Office.



               (b)   The   Loans  shall  be  evidenced  by  a  single

     promissory note of the Company in substantially the form  of

     Exhibit  A  hereto (the "Note"), payable to the  Bank  in  a principal  amount equal to the amount of the Loan Commitment as originally in effect or such lesser amount as may then be

     applicable.   The  Note  shall be  dated  the  date  of  the

     delivery of such to the Bank.  The date, amount and interest rate  of the Loans made by the Bank to the Company, and each payment  made on account of the principal thereof, shall  be recorded by the Bank on its books; provided that the failure by  the  Bank so to record such Loans shall not  affect  the obligations of the Company hereunder or under the Note.



               2.04  Certain Fees.
                     ------------
               (a)   (i)   The Company shall pay to the Bank an initial

               commitment fee on the aggregate amount of the Commitments

               (without duplication) as follows: (x) 0.25% upon execution of the Commitment Letter and (y) 0.25% upon execution of

               this Agreement.

                     (ii)  The  Company shall pay to the  Bank  a

               commitment  fee at a rate per annum equal to  0.25%  of

               the  daily  average Available Facility for  the  period

               from and including the date hereof to and including the

               date the Commitments expire or are terminated.



                   (iii)   Accrued commitment fees shall  be

               payable  in arrears on the first Business Day  of  each

               month  and  on the earlier of the date the  Commitments

               expire or are terminated.



               (b) The  Company shall pay to the Bank from  time  to

     time at then prevailing rates unless otherwise indicated, in respect of each Letter of Credit issued for account  of  the

     Company, all charges, costs and expenses customarily charged by  the  Bank in like circumstances with respect to  similar letters of credit.



               (c)  In the event the Company requests the cancellation

     of any Commitment prior to the Termination Date, the Company shall pay to the Bank in connection therewith a cancellation

     fee   equal  to  0.25%  of  the  aggregate  amount  of  such

     Commitment.



               2.05  Credit Offices.  The Credits shall be extended and
                     --------------
maintained at the Bank's New York Office or an Alternative Credit

Office in the United States of America.



               2.06   Extension  of Termination Date.  Subject  to  the
                      ------------------------------
terms and conditions hereof, the Bank may, at its option and upon the  request of the Company, extend the Termination Date  to  the next  subsequent  anniversary thereof, each such extension  being limited to a single anniversary period.




               SECTION 3.  PAYMENTS OF PRINCIPAL AND INTEREST.
                           -----------------------------------


               3.01  Repayments of Reimbursement Obligations and Loans.
                     --------------------------------------------------


               (a)   The Company shall pay to the Bank the amount paid

     by  the  Bank in respect of any drawing under any Letter  of

     Credit issued for account of the Company, such payment to be made  by  the  Company on demand by the  Bank  (or,  in  the absence  of demand, on the same Business Day of such payment by the Bank).



               (b)   The Company shall pay to the Bank the outstanding

     principal  amount  of  each Loan on the respective  Maturity

     Date.



               3.02  Interest.
                     --------

               (a)   The Company will pay to the Bank interest on  the

     unpaid principal amount of each Loan for the period from and including  the date of such Loan to but excluding  the  date such Loan shall be paid in full at the Interest Rate (as  in effect from time to time).



               (b)   Notwithstanding  the  provisions  of  clause  (a)

     above,  the  Company will pay to the Bank  interest  at  the

     Penalty  Rate  on  any  principal  of  any  Loan,   on   any

     Reimbursement  Obligation owing to the Bank by  the  Company and  (to  the fullest extent permitted by law) on any  other amount  payable by the Company hereunder or under the  Note,

     which  shall not be paid in full when due (whether at stated

     maturity, by acceleration or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full.



               (c)   Accrued  interest on each Loan shall, subject  to

     the following sentence, be payable on the first Business Day of each month such Loan remains outstanding, on the Maturity

     Date  and  upon the prepayment thereof, except that interest payable  at the Penalty Rate shall be payable in arrears  on the  first Business Day of each month and from time to  time on  demand of the Bank.  Promptly after the determination of any interest rate provided for herein or any change therein,

     the Bank shall give notice thereof to the Company.



               3.03  Optional Prepayments of Loans.  Subject to Section
                     -----------------------------
4.04  hereof,  the  Company shall have the right  to  prepay  the

Loans,  at any time from time to time, provided that the  Company shall  give the Bank notice of each such prepayment, as  provided in Section 4.05 hereof.



               3.04   Mandatory Prepayments of Loans.
                      ------------------------------


               (a)   If  the outstanding principal amount of the Loans

     exceeds on any date the applicable Commitment on such  date,

     the Company shall cause the applicable Loans to be repaid on such date in an aggregate principal amount at least equal to such excess.



               (b)   If  the outstanding principal amount of the Loans

     exceeds  on  any date the amount equal to (i) the  Borrowing

     Base at said date minus (ii) the amount equal to the sum  of

     (x)  the aggregate undrawn face amount of all issued Letters of  Credit  at  said date and (y) the outstanding  principal amount  of  Reimbursement  Obligations  at  said  date,  the

     Company shall cause the Loans to be prepaid on such date  in an aggregate principal amount at least equal to such excess.




               SECTION 4.  PAYMENTS; COMPUTATIONS; ETC.
                           ----------------------------

               4.01  Payments.
                     ---------

               (a) Except  to the extent otherwise provided  herein,

     all payments of principal, interest and other amounts to  be made  by the Company under this Agreement and the Note shall be  made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Bank's  New  York

     Office, not later than 11:00 a.m. New York time on the  date on  which  such payment shall become due (each such  payment made  after such time on such due date to be deemed to  have been made on the next succeeding Business Day).



               (b) The Bank may (but shall not be obligated to) debit

     the  amount  of any such payment which is not made  by  such time to any ordinary deposit account of the Company with the

     Bank.



               (c) The  Company  shall, at the time of  making  each

     payment  under  this Agreement or the Note, specify  to  the

     Bank  the  Loan, Reimbursement Obligation or  other  amounts payable  hereunder to which such payment is  to  be  applied

     (and  in  the event that it fails to so specify,  or  if  an

     Event  of  Default has occurred and is continuing, the  Bank may apply such payment in such manner as it may determine to be appropriate).



               (d)  If  the  due  date  of  any  payment  under  this

     Agreement or the Note would otherwise fall on a day which is not  a  Business Day and such date is extended to  the  next succeeding  Business Day in accordance with  the  terms  and conditions hereof, interest shall be payable on any  payment amount so extended for the period of such extension.




               4.02  Computations.  Interest shall be computed on  the
                     ------------
basis  of  a  year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.



               4.03  Setoff.  The Company agrees that, in addition  to
                     ------
(and  without limitation of) any right of set-off, bankers'  lien or  counterclaim the Bank may otherwise have, the Bank  shall  be entitled,  at  its  option, to offset balances  held  by  it  for account  of the Company at any of its offices, in Dollars  or  in any  other currency, against any principal of or interest on  any of  the  Loans, any Reimbursement Obligation or any other  amount payable  to  the Bank hereunder, which is not paid when  due,  in which case it shall promptly notify the Company thereof, provided that the Bank's failure to give such notice shall not affect  the validity thereof.



               4.04  Minimum Amounts.  Each borrowing and prepayment of
                     ---------------
principal  of  Loans  shall be in an amount  at  least  equal  to

$20,000.



               4.05  Certain  Notices.   Notices  to  the   Bank   of
                     ----------------
borrowings  and  prepayments  of  Loans  and  of  issuances   and

extensions of Letters of Credit shall be irrevocable and shall be effective only if received by the Bank not later than 11:00  a.m.

New York time on the number of Business Days prior to the date of

the   relevant  borrowing,  prepayment,  issuance  or   extension

specified below:


                                        Number  of
                                         Business
          Notice                        Days Prior
          -------                       ----------


     Borrowing or prepayment of
     Loan                                    1

     Issuance or extension of
     Letters of Credit                       3





Each  such  notice of borrowing or prepayment shall  specify  the amount (subject to Section 4.04 hereof) and date (which shall  be a Business Day, and in the case of a borrowing, no later than the day  30 days preceding the Termination Date) such Loan is  to  be borrowed  or prepaid.  Each such notice of issuance or  extension shall  specify the date (which shall be a Business Day  no  later than  the day 30 days preceding the Termination Date) such Letter of  Credit  is to be issued, the amount thereof, the  beneficiary thereof,  the expiry date thereof (which shall be a Business  Day falling no more than 60 days after the related issuance date  and no  later  than the Termination Date) and, in reasonable  detail,

the  other terms of such Letter of Credit and the nature  of  the

transaction  (which  shall  be  an  Eligible  Letter  of   Credit

Transaction) to be supported thereby.  Each such request  for  an extension of a Letter of Credit shall specify the new expiry date thereof  (which  shall  be  a Business  Day  no  later  than  the

Termination Date).



               SECTION 5.  YIELD PROTECTION.
                           ----------------

               (a)  The  Company shall pay directly to the Bank  from

     time  to  time  such  amounts as  the  Bank  may  reasonably determine  to  be necessary to compensate it for  any  costs which the Bank determines are attributable to its making  or maintaining any Credit or its obligation to make any  Credit hereunder, or any reduction in any amount receivable by  the

     Bank  hereunder in respect of any such Credit or obligation,

     resulting from any Regulatory Change which:



                    (i) changes  the basis of taxation  of  any

          amounts payable to the Bank under this Agreement or the

          Note  in  respect of any such Credit (other than  taxes

          imposed on or measured by the overall net income of the

          Bank  or  its Applicable Credit Office for any of  such

          Credits  by  the jurisdiction in which such  Applicable

          Credit Office is located); or



                    (ii) imposes or modifies any reserve, special

          deposit  or  similar  requirements  relating   to   any

          extensions  of  credit  or  other  assets  of,  or  any

          deposits with or other liabilities of, the Bank, or any

          Commitment of the Bank available for the Company; or




                    (iii) imposes  any other condition  affecting

          this  Agreement or the Note of the Bank (or any of such

          extensions  of credit or liabilities) or any Commitment

          of the Bank available for the Company.



               (b)  Without  limiting  the effect  of  the  foregoing

     provisions of this Section 5 (but without duplication),  the

     Company  shall pay to the Bank from time to time on  request such  amounts  as  the Bank may reasonably determine  to  be necessary  to  compensate the Bank for any  costs  which  it determines are attributable to the maintenance by  the  Bank

     (or  any Applicable Credit Office), pursuant to any  law  or regulation  or  any  interpretation,  directive  or  request

     (whether  or  not having the force of law) of any  court  or governmental or monetary authority following any  Regulatory

     Change,  or pursuant to any risk-based capital guideline  or other  requirement (whether or not having the force  of  law and whether or not the failure to comply therewith would  be unlawful)  heretofore or hereafter issued by any  government or  governmental  or  supervisory authority,  including  any implementation  at  the Federal level of  the  Basle  Accord

     (including, without limitation, the Final Risk-Based Capital

     Guidelines of the Board of Governors of the Federal  Reserve

     System  (12  CFR  Part 208, Appendix A;  12  CFR  Part  225,

     Appendix  A) and the Final Risk-Based Capital Guidelines  of

     the  Office  of  the  Comptroller of the  Currency  (12  CFR

     Part 3, Appendix A), of capital in respect of any Commitment of the Bank available for the Company, any Credit issued for account  of  the Company or any participation in any  Credit issued  for  account  of the Company (such  compensation  to

     include,  without  limitation,  an  amount  equal   to   any

     reduction of the rate of return on assets or equity  of  the

     Bank (or any Applicable Credit Office) to a level below that which the Bank (or any Applicable Credit Office) could  have achieved  but  for  such  law,  regulation,  interpretation,

     directive or request).



               (c)  The  Bank  will notify the Company of  any  event

     occurring after the date of this Agreement that will entitle the  Bank to compensation under paragraph (a) or (b) of this

     Section  5  as  promptly as practicable, but  in  any  event within  45  days,  after the Bank obtains  actual  knowledge thereof; provided, however, that if the Bank fails  to  give such notice within 45 days after it obtains actual knowledge

     of   such  an  event,  the  Bank  shall,  with  respect   to

     compensation payable pursuant to this Section 5  in  respect of  any costs resulting from such event, only be entitled to payment  under  this Section 5 for costs incurred  from  and after the date 45 days prior to the date that the Bank  does give  such  notice.  The Bank will furnish to the Company  a certificate  setting  forth the basis  and  amount  of  each request by the Bank for compensation under paragraph (a)  or

     (b) of this Section 5. Determinations and allocations by the

     Bank  for  purposes of this Section 5 of the effect  of  any

     Regulatory  Change pursuant to this Section  5,  or  of  the effect  of  capital  maintained pursuant  to  the  preceding paragraph,  on  its costs or rate of return  of  maintaining

     Credits  or  its obligation to make Credits, or  on  amounts receivable  by it in respect of Credits, and of the  amounts required to compensate the Bank under this Section 5,  shall

     be   conclusive,  provided  that  such  determinations   and

     allocations are made on a reasonable basis.



               SECTION 6.  CONDITIONS PRECEDENT.
                           --------------------


               6.01 Initial Credits.  The extension of Credits by the
                    ---------------
Bank  is  subject  to the conditions precedent that  all  matters relating  to  this  Agreement and the  transactions  contemplated hereby  should  be reasonably satisfactory to the  Bank  and  the receipt  by  the Bank of the following documents, each  of  which shall  be  satisfactory to the Bank and its counsel in  form  and substance:



               (a)  The  Note,  duly  executed and delivered  by  the

     Company;



               (b)  The   Security  Agreement,  duly  executed   and

     delivered by the Company;



               (c) The Letter of Negative Pledge, duly executed  and

     delivered by the Company;



               (d) The  Sales Agreement, duly executed and delivered

     by the Company and AT;



               (e) Evidence of the AT Credit;



               (f) Evidence  of the consummation of the transactions

     contemplated by the Stock and Asset Purchase Agreement;




               (g) Evidence of the release by Mitsubishi Corporation

     and  Mitsubishi International Corporation, respectively,  of

     Liens  relating  to the assets subject to  the  transactions contemplated by the Stock and Asset Purchase Agreement;



               (h) Certified copies of the charter or certificate of

     incorporation  (as  the  case  may  be)  and   by-laws   (or

     equivalent  documents) of the Company and of the resolutions of  its Board of Directors authorizing its entering into and performance of its obligations under the Credit Documents to which  it is party and the transactions contemplated  hereby and thereby;



               (i) Certificate  of  the secretary  or  an  assistant

     secretary of the Company in respect of each of the  officers

     (i)  who  is  authorized to sign on its  behalf  the  Credit

     Documents  to  which it is party and (ii)  who  will,  until replaced by another officer or officers duly authorized  for that purpose, act as its representative for the purposes  of

     signing    documents   and   giving   notices   and    other

     communications  in  connection with this Agreement  and  the

     transactions   contemplated  hereby  (and   the   Bank   may

     conclusively  rely  on such certificate  until  it  receives notice in writing from the Company to the contrary);



               (j) Certificate of the president or a vice  president

     of  the  Company  to  the effect that (i)  the  Company  has complied  and is then in compliance with all of  the  terms,

     conditions and covenants of the Credit Documents to which it is  party, (ii) no Default or Event of Default has  occurred hereunder  or  thereunder, either  before  or  after  giving

     effect   to   the  extension  of  any  Credit,   (iii)   the

     representations and warranties of the Company  contained  in the  Credit Documents to which it is party are true  in  all respects as if such representations and warranties had  been made  on such date, and (iv) except as disclosed to the Bank prior  to  the  date  of  the initial extension  of  Credits hereunder, there shall have been no material adverse  change in  the  financial condition, business or  property  of  the

     Company since February 3, 1996;




               (k) Copies  of  duly  completed and executed  Uniform

     Commercial Code Financing Statements covering the collateral security described in the Security Agreement, together  with evidence  satisfactory  to  the  Bank  that  such  financing statements  have  been  duly filed in all  jurisdictions  in which such filing is necessary or appropriate;



               (l) The  results of Uniform Commercial Code, tax  and

     judgment searches as may be requested by the Bank;




               (m)  A Borrowing Base Certificate, certified  by  the

     executive  vice  president or the senior  vice  president  -

     finance of the Company;



               (n)  A detailed  aged  accounts receivable  schedule,

     certified by the executive vice president or the senior vice president - finance of the Company;



               (o)  A detailed inventory schedule, certified by  the

     executive  vice  president or the senior  vice  president  -

     finance of the Company;



               (p)  Projections of sales revenue and income for  each

     of  the  Company and AT for the fiscal year ending in  1998,

     certified, in the case of the Company, by the executive vice president or the senior vice president - finance and, in the case of AT, by the executive vice president - finance or the senior vice president - finance;



               (q) Evidence  of a marine cargo insurance  policy  in

     form  and  substance satisfactory to the Bank, which  policy shall name the Bank as loss payee;



               (r) Evidence that the Company shall have changed  its

     name to "AnnTaylor Global Sourcing, Inc.";




                (s) An   opinion   of   counsel  to   the   Company,

     substantially in the form of Exhibit H hereto; and




               (t)  Such  other  documents,  approvals  and  opinions

     relating to the transactions contemplated hereby as the Bank or its counsel may reasonably request.



               6.02  Subsequent Credits.  The extension of Credits  by
                     ------------------
the  Bank to the Company subsequent to the date hereof is subject to  the further conditions precedent that both immediately  prior to  the  extension  of such Credit and also after  giving  effect thereto (i) no Default shall have occurred and be continuing  and

(ii)  the  representations and warranties made by the Company  in

Section 7 hereof shall be true and complete on and as of the date of the extension of such Credit with the same force and effect as if  made on and as of such date (except as disclosed to the  Bank in writing prior to the date thereof).



Each  notice  by  the  Company  hereunder  with  respect  to  the extension of any Credit shall constitute a certification  by  the

Company to the effect set forth in this Section 6.02 (both as  of the  date  of  such  notice  and, unless  the  Company  otherwise notifies  the Bank prior thereto, as of the date of the extension of such Credit).



               SECTION 7.  REPRESENTATIONS  AND  WARRANTIES.   The  Company
                           --------------------------------
represents and warrants to the Bank that:



               7.01  Corporate  Existence.  It is a  corporation  duly
                     --------------------
organized, validly existing and in good standing under  the  laws of  the  jurisdiction  of its incorporation;  has  all  requisite corporate  power  and all governmental licenses,  authorizations,

consents  and approvals necessary to own its assets and carry  on its business as now being or as proposed to be conducted; and  is qualified to do business in all jurisdictions in which the nature

of   the  business  conducted  by  it  makes  such  qualification necessary  and where failure so to qualify would have a  Material

Adverse Effect.



               7.02  Financial Condition.  The combined balance sheets
                     -------------------
of CAT as at February 3, 1996 and the related combined statements of  income,  retained earnings and changes in financial  position

(or  of cash flow, as the case may be) of CAT for the fiscal year ended on said date, with the opinion thereon (in the case of said balance  sheet  and statements) of Ernst & Young LLP,  heretofore furnished  to  the  Bank,  are complete and  correct  and  fairly present  the financial condition of CAT as at said date  and  the results of its operations for the fiscal year ended on said date,

all  in  accordance with generally accepted accounting principles and  practices applied on a consistent basis.  CAT  had  on  said date  no material contingent liabilities, liabilities for  taxes,

unusual  forward  or  long-term  commitments  or  unrealized   or

anticipated  losses from any unfavorable commitments,  except  as referred to or reflected or provided for in said balance sheet as at said date.  Since February 3, 1996, there has been no material adverse  change in the financial condition, operations,  business or  prospects  of  CAT  from that set  forth  in  said  financial statements as at said date.



               7.03  Litigation.  (a) There are no actions,  suits  or
                     ----------
proceedings (whether or not purportedly on behalf of the Company)

pending  or, to the knowledge of the Company, threatened  against or  affecting the Company at law or in equity or before or by any

Federal,  state,  municipal  or  other  governmental  department,

commission, board, bureau, agency or instrumentality, domestic or foreign,  which  involve  any  of the  transactions  contemplated herein  or  which, if adversely determined against  the  Company,

would  result  in  a  Material Adverse Effect;  and  (b)  to  the knowledge  of  the Company, the Company is not  in  default  with respect  to  any  judgment,  writ, injunction,  decree,  rule  or regulation  of  any court or Federal, state, municipal  or  other governmental  department, commission, board,  bureau,  agency  or instrumentality, domestic or foreign, which would have a Material

Adverse Effect.



               7.04  No  Breach.   The execution and delivery  of  the
                     ----------
Credit  Documents to which it is party, the consummation  of  the transactions herein and therein contemplated and compliance  with the  terms  and provisions hereof and thereof, will not  conflict with or result in a breach of, or require any consent under,  the charter  or  by-laws  of the Company, or any  applicable  law  or regulation, or any order, writ, injunction or decree of any court

or   governmental  authority  or  agency,  or  any  agreement  or instrument  to  which the Company is a party or by  which  it  is bound  or  to which it is subject, or constitute a default  under any  such  agreement or instrument, or result in the creation  or imposition of any Lien upon any of the revenues or assets of  the

Company   pursuant  to  the  terms  of  any  such  agreement   or

instrument.



               7.05  Corporate Action.  The Company has all  necessary
                     ----------------
corporate power and authority to execute, deliver and perform its obligations under the Credit Documents to which it is party;  the execution, delivery and performance by the Company of the  Credit

Documents to which it is party have been duly authorized  by  all necessary  corporate action on its part; and this  Agreement  and the  Security  Agreement have been duly and validly executed  and delivered  by  the  Company and constitute,  and  the  Note  when executed  and  delivered  for value will constitute,  its  legal,

valid  and  binding  obligation, enforceable in  accordance  with their respective terms, except to the extent that enforcement may be  limited by applicable bankruptcy, insolvency, reorganization,

moratorium   or   similar  laws  affecting  the  enforcement   of

creditors' rights generally, and by general principles of  equity

(regardless  of whether enforcement is sought in a proceeding  in equity or at law).



               7.06  Approvals.   No  authorizations,  approvals   or
                     ---------
consents   of,  and  no  filings  or  registrations   with,   any

governmental or regulatory authority or agency are necessary  for the  execution,  delivery or performance by the  Company  of  the

Credit  Documents  to which it is party or for  the  validity  or enforceability thereof.



               7.07  Use  of  Credits.   The Company  is  not  engaged
                     -----------------
principally,  or  as  one  of its important  activities,  in  the business  of extending credit for the purpose, whether immediate,

incidental or ultimate, of buying or carrying Margin Stock and no part of the proceeds of any Credit hereunder will be used to  buy or carry any Margin Stock.



               7.08  ERISA.  The Company and its ERISA Affiliates have
                     -----
fulfilled their respective obligations under the minimum  funding standards of ERISA and the Code with respect to each Plan and are in  compliance  in  all  material  respects  with  the  presently applicable  provisions  of  ERISA and  the  Code,  and  have  not incurred  any  liability to the PBGC or any Plan or Multiemployer

Plan (other than to make contributions in the ordinary course  of

business,  each of which has been made on a timely  basis).   The

total benefit liabilities under each Plan do not exceed the  fair market value of the assets of such Plan by an amount in excess of

$250,000,  based  on actuarial assumptions which are  reasonable,

both individually and in the aggregate.



               7.09  Taxes.   The Company has filed all United  States
                     -----
Federal  income  tax returns and all other material  tax  returns which  are required to be filed by it and has paid all taxes  due pursuant  to such returns or pursuant to any assessment  received by  the Company, except such taxes as are being contested in good faith  by  appropriate  proceedings.  The charges,  accruals  and reserves  on  the books of the Company in respect  of  taxes  and other  governmental charges are, in the opinion of  the  Company,

adequate.




               7.10 Investment Company Act.  The Company  is  not  an
                    ----------------------
"investment company", or a company "controlled" by an "investment company",  within the meaning of the Investment  Company  Act  of

1940, as amended.




               7.11  Public  Utility Holding Company Act.  The Company
                     -----------------------------------
is  not  a  "holding company", or an "affiliate"  of  a  "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as

amended.



               7.12  Credit  Agreements.  Schedule 7.12  hereto  is  a
                     ------------------
complete  and correct list, as of the date of this Agreement,  of

each   credit  agreement,  loan  agreement,  indenture,  purchase agreement,  guarantee  or  other  arrangement  providing  for  or otherwise relating to any Indebtedness or any extension of credit

(or  commitment for any Indebtedness or any extension of  credit)

to,  or guarantee by, the Company the aggregate principal or face amount  of  which  equals or exceeds (or  may  equal  or  exceed)

$250,000  and the aggregate principal or face amount  outstanding or  which  may become outstanding under each such arrangement  is correctly described in said Schedule 7.12.




               7.13  Hazardous Materials.  The Company has obtained all
                     -------------------
permits,  licenses  and other authorizations which  are  required under  all  applicable Environmental Laws, except to  the  extent failure  to have any such permit, license or authorization  would not  have  a Material Adverse Effect.  The Company is in material compliance  with  the terms and conditions of all  such  permits,

licenses  and authorizations, and is also in material  compliance with  all other limitations, restrictions, conditions, standards,

prohibitions, requirements, obligations, schedules and timetables

contained  in  any  applicable  Environmental  Law  or   in   any

regulation,  code,  plan,  order, decree,  judgment,  injunction,

notice  or demand letter issued, entered, promulgated or approved thereunder.



               7.14   Subsidiaries.  As of the date of this  Agreement,
                      ------------
the Company has no Subsidiaries.




               SECTION 8.  COVENANTS  OF  THE COMPANY.  The  Company  agrees
                           --------------------------
that, so long as either of the Commitments is in effect and until payment  in  full of the principal of and interest on the  Loans,

the  Reimbursement Obligations and all other amounts  payable  by the Company hereunder:



               8.01  Financial Statements.  The Company shall  deliver
                     --------------------
to the Bank:



               (a)  as  soon as available and in any event within  45

     days  after  the  end  of  each of the  first  three  fiscal quarterly  periods  of  each fiscal  year  of  the  Company,

     statements  of  income,  retained earnings  and  changes  in financial position (or of cash flow, as the case may be)  of the  Company  for  such period and for the period  from  the beginning of the respective fiscal year to the end  of  such period, and the related balance sheets as at the end of such

     period   setting forth in each case in comparative form  the

     corresponding  figures for the corresponding period  in  the preceding fiscal year, accompanied by a certificate  of  the executive  vice  president or the senior  vice  president  -

     finance  of the Company, which certificate shall state  that said  financial  statements  fairly  present  the  financial condition and results of operations, as the case may be,  of the Company in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for,

     such  period  (subject to normal year-end audit adjustments,

     none of which shall be material);



               (b)  as  soon as available and in any event within 120

     days  after the end of each fiscal year of the Company,  (i)

     statements  of  income,  retained earnings  and  changes  in financial position (or of cash flow, as the case may be)  of the Company for such year and the related balance sheets  as at  the  end  of such year, setting forth in  each  case  in comparative form the corresponding figures for the preceding fiscal  year,  and  (ii) projections of  sales  revenue  and income  of  the Company for the succeeding fiscal year,  and accompanied in the case of said statements and balance sheet described  in  clause  (i) above by  a  certificate  of  the executive  vice  president or the senior  vice  president  -

     finance  of the Company, which certificate shall state  that said  financial  statements  fairly  present  the  financial condition  and  results  of operations  of  the  Company  in accordance  with  generally accepted accounting  principles,

     consistently applied, as at the end of, and for, such fiscal year;



               (c)  as  soon as available and in any event within ten

     (10) days after the end of each month of each fiscal year of the  Company,  an updated aged accounts receivable  schedule and inventory schedule, which schedules shall be in form and substance  satisfactory to the Bank  and  certified  by  the executive  vice  president or the senior  vice  president  -

     finance of the Company.




               (d)  as  soon as available and in any event within ten

     (10) days after the end of each month of each fiscal year of the  Company,  an updated Borrowing Base Certificate,  which certificate  shall be in form and substance satisfactory  to the  Bank  and certified by the executive vice president  or the senior vice president - finance of the Company.



               (e)  promptly upon their becoming available, copies of

     all registration statements and regular periodic reports, if any,  which the Company shall have filed with the Securities

     and   Exchange   Commission  (or  any  governmental   agency

     substituted therefor) or any national securities exchange;




               (f)  promptly  upon  the  mailing  thereof   to   the

     shareholders  of  the  Company  generally,  copies  of   all

     financial  statements,  reports  and  proxy  statements   so

     mailed;



               (g)  as  soon as possible, and in any event within ten

     (10) days after the Company knows or has reason to know that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan have occurred or exist,  a statement  signed  by the executive vice  president  or  the senior vice president - finance of the Company setting forth details  respecting such event or condition and the  action,

     if any, which the Company or its ERISA Affiliate proposes to take  with  respect thereto (and a copy  of  any  report  or notice  required to be filed with or given to  PBGC  by  the

     Company or an ERISA Affiliate with respect to such event  or condition):



                    (i)  any  reportable event,  as  defined  in

          Section  4043(b)  of  ERISA and the regulations  issued

          thereunder,  as  to  which PBGC has not  by  regulation

          waived the requirement of Section 4043(a) of ERISA that

          it be notified within 30 days of the occurrence of such

          event  (provided  that a failure to  meet  the  minimum

          funding  standard of Section 412 of the Code or Section

          302 of ERISA shall be a reportable event regardless  of

          the  issuance of any waivers in accordance with Section

          412(d) of the Code);



                    (ii)  the  filing under Section 4041 of ERISA

          of  a  notice  of intent to terminate any Plan  or  the

          termination of any Plan;



                    (iii) the  institution by PBGC of proceedings

          under Section 4042 of ERISA for the termination of,  or

          the  appointment of a trustee to administer, any  Plan,

          or the receipt by the Company or any ERISA Affiliate of

          a notice from a Multiemployer Plan that such action has

          been  taken  by PBGC with respect to such Multiemployer

          Plan;



                    (iv) the  complete or partial withdrawal  by

          the  Company or any ERISA Affiliate under Section  4201

          or  4204  of  ERISA from a Multiemployer Plan,  or  the

          receipt by the Company or any ERISA Affiliate of notice

          from  a Multiemployer Plan that it is in reorganization

          or insolvency pursuant to Section 4241 or 4245 of ERISA

          or that it intends to terminate or has terminated under

          Section 4041A of ERISA; and



                    (v) the institution of a proceeding against

          the  Company or any ERISA Affiliate to enforce  Section

          515  of ERISA, which proceeding is not dismissed within

          30 days;



               (h)  promptly after the Company knows or has reason to

     know that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together  with such notice or as soon thereafter as possible, a description of  the  action that the Company has taken and  proposes  to take with respect thereto;



               (i) promptly upon their becoming available, copies of

     all registration statements and regular periodic reports, if any,  which  ATSC shall have filed with the  Securities  and

     Exchange  Commission (or any governmental agency substituted therefor) or any national securities exchange;




               (j)  as  soon as available and in any event within ten

     (10) days after the end of each month of each fiscal year of

     ATSC,  a report setting forth the status of the credit lines under  the AT Facility Agreement, which report shall  be  in form and substance satisfactory to the Bank and certified by the executive vice president or the senior vice president  -

     finance of ATSC; and



              (k)  from time to time such other information regarding

     the  business, affairs or financial condition of the Company as the Bank may reasonably request.




The  Company  will furnish to the Bank, at the time it  furnishes each set of financial statements pursuant to paragraph (a) or (b)

above,  a  certificate  of the executive vice  president  or  the senior vice president - finance of the Company to the effect that no Default has occurred and is continuing (or, if any Default has occurred  and  is continuing, describing the same  in  reasonable detail  and describing the action that the Company has taken  and proposes to take with respect thereto).



               8.02  Litigation.  The Company will promptly give to the
                     ----------
Bank  notice  of all legal or arbitral proceedings,  and  of  all proceedings by or before any governmental or regulatory authority or  agency, and any material development in respect of such legal or  other  proceeding affecting the Company,  except  proceedings which, if adversely determined, would not have a Material Adverse

Effect.



                8.03  Corporate  Existence,  Etc.   The  Company  will
                      --------------------------
preserve  and  maintain its corporate existence and  all  of  its material rights, privileges and franchises (provided that nothing in  this  Section  8.03 shall prohibit any transaction  expressly

permitted   under   Section  8.05  hereof);   comply   with   the

requirements  of  all  applicable laws,  rules,  regulations  and orders  of  governmental or regulatory authorities if failure  to comply  with  such  requirements would have  a  Material  Adverse

Effect; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any  of  its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy  the payment  of which is being contested in good faith and by  proper

proceedings  and  against  which  adequate  reserves  are   being

maintained; maintain all of its properties used or useful in  its business  in good working order and condition, ordinary wear  and tear  excepted;  and permit representatives of the  Bank,  during normal  business hours, to examine, copy and make  extracts  from its  books and records, to inspect its properties, and to discuss its  business  and affairs with its officers, all to  the  extent reasonably requested by the Bank.



               8.04  Insurance.   The  Company will  keep  insured  by
                     ----------
financially  sound  and  reputable insurers  all  property  of  a character usually insured by corporations engaged in the same  or similar business similarly situated against loss or damage of the kinds  and  in  the amounts customarily insured against  by  such corporations and carry such other insurance as is usually carried by such corporations.



               8.05  Prohibition of Fundamental Changes.  The  Company
                     ----------------------------------
will not enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any  liquidation or dissolution).  The Company will  not  acquire any  business or assets from, or capital stock of, or be a  party to  any  acquisition  of,  any Person  except  for  purchases  of inventory  and  other assets to be sold or used in  the  ordinary course  of  business.  The Company will not convey, sell,  lease,

transfer or otherwise dispose of, in one transaction or a  series of  transactions, all or a substantial part of  its  business  or assets,  whether  now  owned  or hereafter  acquired  (including,

without  limitation,  receivables and  leasehold  interests,  but excluding  (i) any inventory or other assets sold or disposed  of in  the ordinary course of business and (ii) obsolete or worn-out property,  tools  or equipment no longer used or  useful  in  its

business).   The  Company  will  not  amend  its  certificate  of

incorporation  or by-laws in any manner adverse to the  interests

of  the  Bank  hereunder.   Notwithstanding  the  foregoing,  the

Company  shall  be  permitted to acquire one  (1)  share  of  the outstanding  capital stock of C.A.T. (Far East) Limited,  a  Hong

Kong corporation.



               8.06 Limitation on Liens.  The Company will not create,
                    -------------------
incur,  assume  or  suffer to exist any  Lien  upon  any  of  its property,  assets  or revenues, whether now  owned  or  hereafter acquired, except:




               (a)  Liens  imposed by any governmental authority  for

     taxes, assessments or charges not yet due or which are being contested  in  good faith and by appropriate proceedings  if adequate reserves with respect thereto are maintained on the books of the Company in accordance with GAAP;



               (b)  carriers', warehousemen's, mechanics',  material-

     men's,  repairmen's  or  other like  Liens  arising  in  the ordinary  course  of business which are not  overdue  for  a period of more than 30 days or which are being contested  in good faith and by appropriate proceedings;




               (c)  pledges  or deposits under worker's compensation,

     unemployment  insurance   and   other   social    security

     legislation;



               (d) deposits to secure the performance of bids, trade

     contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds  and other  obligations of a like nature incurred in the ordinary course of business;



               (e)  easements, rights-of-way, restrictions and  other

     similar  encumbrances  incurred in the  ordinary  course  of business and encumbrances consisting of zoning restrictions,

     easements, licenses, restrictions on the use of property  or

     minor   imperfections  in  title  thereto  which,   in   the

     aggregate, are not material in amount, and which do  not  in any  case  materially detract from the value of the property subject  thereto or interfere with the ordinary  conduct  of the business of the Company;



               (f)  Liens  on  assets  of corporations  which  become

     Subsidiaries  of  the  Company  after  the  date   of   this

     Agreement, provided that such Liens are in existence at  the time the respective corporations become Subsidiaries of  the

     Company and were not created in anticipation thereof;




               (g)  Liens upon real and/or tangible personal property

     acquired after the date hereof (by purchase, construction or otherwise)  by the Company, each of which Liens  either  (A)

     existed  on such property before the time of its acquisition and  was  not created in anticipation thereof,  or  (B)  was created  solely  for  the purpose of  securing  Indebtedness representing, or incurred to finance, refinance  or  refund,

     the  cost  (including  the  cost  of  construction)  of  the respective property; provided that no such Lien shall extend to  or  cover  any property of the Company  other  than  the respective  property  so acquired and improvements  thereon;

     and   provided   further  that  the  principal   amount   of

     Indebtedness  secured  by any such Lien  shall  at  no  time exceed  80% of the fair market value (as determined in  good faith  by  the executive vice president or the  senior  vice president  -  finance or controller of the Company)  of  the

     respective  property  at  the  time  it  was  acquired   (by

     purchase, construction or otherwise); and



               (h)  any  extension,  renewal or  replacement  of  the

     foregoing,  provided,  however,  that  the  Liens  permitted hereunder  shall  not  be  spread to  cover  any  additional

     Indebtedness or property (other than a substitution of  like property).



               8.07   Indebtedness.  The Company will not create, incur
                      -------------
or suffer to exist any Indebtedness except:



               (a)  Indebtedness to the Bank hereunder or  heretofore

     outstanding;



               (b)  Indebtedness outstanding on the date  hereof  and

     listed in Schedule 8.07 hereto;



               (c)  Indebtedness  of  the Company  secured  by  Liens

     permitted under Section 8.06(g) hereof up to such amount  as is permitted by the Bank in its sole discretion;



               (d)  Subordinated Indebtedness (but in no event greater

     than $150,000 in the aggregate); and



               (e)  additional Indebtedness of the Company up to such

     amount as is permitted by the Bank in its sole discretion.



               8.08  Investments.  The Company will not make or permit
                     -----------
to remain outstanding any Investments except:



               (a) operating deposit accounts with banks;


               (b) Permitted Investments;



               (c) Investments  outstanding on the date  hereof  and

     identified in Schedule 8.08 hereto; and



               (d) such other Investments as is permitted by the Bank

     in its sole discretion.



               8.09  Dividend Payments.  The Company will not  declare
                     -----------------
or make any Dividend Payment at any time; provided, however, that
                                          --------  -------
the  Company  may  declare and make Dividend  Payments  in  cash,

subject  to  the satisfaction of each of the following conditions on  the  date  of such Dividend Payment and after  giving  effect thereto:



               (a)  no Default shall have occurred and be continuing;

     and



               (b)  the Company shall have delivered to the Bank,  at

     least  3  Business Days (but not more than 7 Business  Days)

     prior  to  the  date  of the proposed  Dividend  Payment,  a certificate  of the executive vice president or  the  senior vice  president  -  finance  of the  Company  setting  forth computations in reasonable detail demonstrating satisfaction of  the  covenants set forth in Section 8.10, 8.11 and  8.12 hereof as at the date of such certificate.



               8.10  Leverage Ratio.  The Company will not permit  the
                     --------------
Leverage Ratio to exceed the following respective amounts at  any time during the following respective periods:




          Period                             Ratio
          ------                             -----

     From the date hereof
     and at all times thereafter             3.20 to 1





               8.11  Net  Worth.   The  Company will  not  permit  the
                     ----------
aggregate sum of (i) Tangible Net Worth and (ii) the undrawn face amount  of the AT Credit to be less than the following respective amounts at any time during the following respective periods:



          Period                               Amount
          ------                               ------
     From the date hereof
     and at all times thereafter            $13,000,000





               8.12  Current  Ratio.  The Company will not permit  the
                     --------------
ratio of current assets of the Company to current liabilities  of the  Company to be less than the following respective amounts  at any time during the following respective periods:



          Period                             Ratio
          ------                             ------
     From the date hereof
     through February 1, 1997               1.25 to 1

     From February 2, 1997
     and at all times thereafter            1.50 to 1




For  purposes  hereof,  the terms "current assets"  and  "current
                                   --------------         -------
liabilities" shall have the respective meanings assigned to  them
-----------
by GAAP.



               8.13  Subordinated Indebtedness.  The Company shall not
                     -------------------------
purchase,  redeem,  retire or otherwise acquire  for  value,  set apart any money for a sinking, defeasance or other analogous fund for,  the  purchase, redemption, retirement or other  acquisition of,  or make any voluntary payment or prepayment of the principal of  or interest on, or any other amount owing in respect of,  any

Subordinated   Indebtedness,  except  for   regularly   scheduled

payments  of  principal and interest in respect thereof  required

pursuant   to   the  instruments  evidencing  such   Subordinated

Indebtedness.



               8.14  Lines  of  Business.  Without the  prior  written
                     -------------------
consent  of  the  Bank,  the Company  shall  not  engage  to  any substantial  extent  in any line or lines  of  business  activity other than the business of purchase and wholesale distribution of apparel, shoes and accessories.



               8.15  Transactions with Affiliates.  The  Company  will
                     ----------------------------
not  directly  or  indirectly:  (a) make  any  Investment  in  an

Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any assets to an Affiliate; (c) merge into or consolidate with or  purchase  or acquire assets from an Affiliate; or  (d)  enter into any other transaction directly or indirectly with or for the

benefit   of   an   Affiliate  (including,  without   limitation,

guarantees  and  assumptions  of obligations  of  an  Affiliate);

provided that (w) the Company may enter into transactions with AT
--------
or  ATSC  contemplated by the Sales Agreement, (x) any  Affiliate who is an individual may serve as a director, officer or employee of the Company and receive reasonable compensation for his or her services  in  such  capacity,  (y) the  Company  may  enter  into transactions (other than extensions of credit by the  Company  to

an   Affiliate)  providing  for  the  leasing  of  property,  the rendering  or  receipt of services or the  purchase  or  sale  of inventory and other assets in the ordinary course of business  if the monetary or business consideration arising therefrom would be substantially as advantageous to the Company as the  monetary  or

business   consideration  which  would  obtain  in  a  comparable

transaction  with a Person not an Affiliate, and (z) the  Company may  enter into transactions (other than extensions of credit  by the  Company)  with  AT  or ATSC providing  for  the  leasing  of property  or  the  rendering  or  receipt  of  support  services;

provided,  further,  the Company may in the  ordinary  course  of
--------   -------
business  enter into such transactions (other than extensions  of credit  by  the Company) not otherwise permitted by this  Section

8.15 to the extent the related Affiliate is either AT or ATSC.



               8.16  Use  of  Proceeds.   The  Company  will  use  the
                     -----------------
proceeds  of the Credits hereunder solely in connection with  the

purchase  and  wholesale  distribution  of  apparel,  shoes   and

accessories  (in  compliance  with  all  applicable   legal   and

regulatory    requirements,   including,   without    limitation,

Regulations G, T, U and X and the Securities Act of 1933 and  the

Securities  Exchange Act of 1934 and the regulations thereunder);

provided, that the Bank shall not have any responsibility  as  to
--------
the use of any of such proceeds.



               8.17  AT  Credit.   In  the event any Credit  hereunder
                     ----------
remains outstanding beyond the expiry date of the AT Credit,  the

Company  shall at the request of the Bank cause AT to extend  the expiry date of the AT Credit to such later date.




               8.18  Amendments to Other Documents.  The Company shall
                     -----------------------------
not (a) amend, supplement or otherwise modify the Sales Agreement or  any of the documents or instruments evidencing, constituting,

governing,   Guaranteeing  or  securing  the   payment   of   any

Subordinated Indebtedness, or (b) waive any of the obligations of

AT under the Sales Agreement.



               8.19  Audit  of Inventory and Accounts Receivable.   At
                     -------------------------------------------
the  request  of the Bank, the Company shall permit the  Bank  to

conduct   from  time  to  time  an  audit  (in  scope  reasonably

satisfactory  to  the  Bank) of the inventory  and  the  accounts receivable  of  the  Company,  at  the  expense  of  the  Company

(provided  that  the costs of such audit are in  accordance  with normal industry practice for similar audits).



               8.20  Sales to AT.  So long as a Special CAD Event shall
                     -----------
have  occurred and be continuing, the Company shall  conduct  all transactions  with  AT (under the Sales Agreement  or  otherwise)

exclusively on a Cash Against Documents basis.



               8.21  Operating Account.  Other than in connection with
                     -----------------
its  payroll operations, the Company shall maintain  all  of  its principal bank accounts with the Bank.



               8.22  Additional Subsidiaries.  Promptly upon any Person
                     -----------------------
becoming a Subsidiary of the Company on or after the date hereof,

the   Company   shall  so  notify  the  Bank   (specifying   such

Subsidiary) and, if requested by the Bank, (a) cause  the  shares of  capital stock of such Person to be pledged to the Bank by the owner  thereof pursuant to a pledge agreement (which  may  be  an existing Security Document) in form and substance satisfactory to the  Bank  (unless  such Person is a Foreign  Subsidiary  of  the

Company,  in which case (i) if such Person is a Subsidiary  of  a

Foreign  Subsidiary of the Company, no shares of  stock  of  such

Person  shall be required to be pledged pursuant to  this  clause

(a)  and (ii) in all other cases, not more than 65% of the issued and  outstanding  stock of such Person shall be  required  to  be pledged hereunder); (b) cause such Person (unless such Person  is a  Foreign  Subsidiary of the Company) to execute and deliver  to

the   Bank   a   Guarantee  in  form  and  substance   reasonably

satisfactory  to  the Bank (which shall, to  the  fullest  extent practicable,  be  in  the form of one of  the  existing  Security

Documents) guaranteeing the obligations of the Company  hereunder and  under  the other Credit Documents to which it is party;  (c)

cause such Person (unless such Person is a Foreign Subsidiary  of the  Company) to execute and deliver a security agreement, pledge agreement  and/or  mortgage  in  form  and  substance  reasonably satisfactory  to the Bank (each of which shall,  to  the  fullest extent  practicable,  be  in the form  of  one  of  the  existing

Security  Documents) granting Liens on substantially all  of  the

properties,  assets,  revenues,  rights  or  business   of   such

Subsidiary  as  collateral  security  for  the  payment  of   the

obligations  of the Company hereunder and under the other  Credit

Documents to which it is party; and (d) cause to be executed  and delivered  to the Bank such other documentation as the  Bank  may reasonably  request in connection with the foregoing,  including,

without  limitation, certificates evidencing  pledged  shares  of

stock,   executed,  undated  stock  powers  therefor,   certified

corporate  resolutions  and  other corporate  documents  of  such

Person  and  favorable opinions of counsel to such Person  (which shall  cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above,

subject to customary exceptions satisfactory to the Bank) all  in form,  content  and  scope, mutatis mutandis, comparable  to  the
                            ------- --------
corresponding  documentation furnished pursuant to Sections  6.01 and 6.02 hereof.



               SECTION 9.  EVENTS OF DEFAULT AND REMEDIES.  If one or more of
                           ------------------------------
the  following  events (herein called "Events of Default")  shall
                                       -----------------
occur and be continuing:



               (a) The Company shall default in the payment when due

     of   any   principal  of  or  interest  on  any  Loan,   any

     Reimbursement Obligation or any other amount payable  by  it hereunder; or



               (b)  Any Obligor shall default in the payment when due

     of any principal of or interest on any of its or their other

     Indebtedness  in the aggregate outstanding principal  amount of $5,000,000 (in the case of the Company, $500,000) or more for  such Obligor or Obligors; or any event specified in any note,  agreement, indenture or other document evidencing  or relating  to  any  other  Indebtedness  of  any  Obligor  or

     Obligors  in the aggregate outstanding principal  amount  of

     $5,000,000  (in the case of the Company, $500,000)  or  more for  such  Obligor or Obligors shall occur if the effect  of such event is to cause, or (with the giving of any notice or the  lapse of time or both) to permit the holder or  holders of  such  Indebtedness (or a trustee or agent on  behalf  of such  holder  or  holders) to cause,  such  Indebtedness  to become due, or to be prepaid in full (whether by redemption,

     purchase or otherwise), prior to its stated maturity; or



               (c) Any representation, warranty or certification made

     or  deemed made herein (or in any modification or supplement hereto) by the Company, or any certificate furnished to  the

     Bank  pursuant to the provisions hereof (or thereof),  shall prove  to have been false or misleading as of the time  made or  furnished in any material respect and, unless  the  Bank reasonably  determines  that  circumstances  rendering  such representation, warranty certification or certificate  false or  misleading  are  not  reasonably susceptible  of  remedy within  15  days  after notice thereof,  such  circumstances shall  continue  unremedied for a period of  15  days  after notice thereof to the Company by the Bank; or



               (d)  The  Company shall default in the performance  of

     any  of its obligations under Section 8.01(h) hereof; or the

     Company shall default in the performance of any of its other obligations in this Agreement or the other Credit  Documents and  such default shall continue unremedied for a period  of

     15 days after notice thereof to the Company by the Bank; or



               (e) Any  Obligor shall admit in writing its inability

     to,  or be generally unable to, pay its debts as such  debts become due; or



               (f) Any Obligor shall (i) apply for or consent to the

     appointment of, or the taking of possession by, a  receiver,

     custodian, trustee or liquidator of itself or of  all  or  a substantial  part  of  its property,  (ii)  make  a  general assignment for the benefit of its creditors, (iii)  commence a  voluntary case under any applicable bankruptcy law,  (iv)

     file  a petition seeking to take advantage of any other  law

     relating    to   bankruptcy,   insolvency,   reorganization,

     winding-up,  or composition or readjustment  of  debts,  (v)

     fail  to  controvert in a timely and appropriate manner,  or acquiesce in writing to, any petition filed against it in an involuntary  case  under any applicable bankruptcy  law,  or

     (vi)  take any corporate action for the purpose of effecting any of the foregoing; or



               (g)  A  proceeding or case shall be commenced, without

     the  application or consent of any Obligor, in any court  of

     competent   jurisdiction,  seeking  (i)   its   liquidation,

     reorganization,   dissolution   or   winding-up,   or    the

     composition   or  readjustment  of  its  debts,   (ii)   the

     appointment of a trustee, receiver, custodian, liquidator or the  like of the Company of all or any substantial  part  of its  assets,  or  (iii) similar relief  in  respect  of  the

     Company  under  any law relating to bankruptcy,  insolvency,

     reorganization, winding-up, or composition or adjustment  of

     debts,   and   such  proceeding  or  case   shall   continue

     undismissed,  or an order, judgment or decree  approving  or ordering  any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days;  or an order for relief against such Obligor shall be entered in an involuntary case under any applicable bankruptcy law; or




               (h)  A  final  judgment or a series of  related  final

     judgments for the payment of money in excess of $250,000  in the  aggregate (net of related insurance proceeds) shall  be rendered  by a court or courts against the Company  and  the same shall not be discharged (or provision shall not be made for  such  discharge), or a stay of execution thereof  shall not  be  procured,  within 30 days from the  date  of  entry thereof and the Company shall not, within said period of  30 days,  or such longer period during which execution  of  the same shall have been stayed, appeal therefrom and cause  the execution thereof to be stayed during such appeal;



               (i)  An event or condition specified in Section 8.01(g)

     hereof  shall  occur or exist with respect to  any  Plan  or

     Multiemployer  Plan  and,  as a  result  of  such  event  or

     condition,   together  with  all  other   such   events   or

     conditions, the Company or any of its ERISA Affiliates shall incur  a  liability to a Plan, a Multiemployer Plan or  PBGC

     (or  any combination of the foregoing) in excess of $250,000 in  the  aggregate for the Company and all ERISA Affiliates;

     or



               (j)  Any of the Security Documents shall cease to be in

     full  force  and  effect, or shall  cease  in  any  material respect  to grant to the Bank the Liens, rights, powers  and privileges  purported  to  be  created  thereby  (including,

     without  limitation, a perfected security interest  in,  and

     Lien on, all of the collateral subject thereto superior  and prior  to the rights of all third Persons and subject to  no other Liens (except to the extent expressly permitted herein or therein)); or



               (k)  The AT Credit shall cease to be in full force and

     effect,  or shall cease in any material respect to grant  to the  Bank the rights, powers and privileges purported to  be created thereby; or



                (l) AT shall default in the performance of any of its

     obligations under any of the covenants set forth in  the  AT

     Facility Agreement, including those obligations provided for in  Sections  9.01, 9.02 and 9.03 thereof,  irrespective  of whether  the  holder or holders of the related  Indebtedness

     (or  a trustee or agent on behalf of such holder or holders)

     shall provide notice to AT or otherwise of any such event of default  (for purposes of this Section 9, the provisions  of the AT Facility Agreement shall be applied as originally set forth therein, notwithstanding as any such provision may  be amended, supplemented or otherwise modified).



THEREUPON:  (i) in the case of an Event of Default other than one referred  to in clause (f) or (g) of this Section 9 with  respect to  any  Obligor, the Bank may, by notice to the Company,  cancel

the   Commitments  and/or  declare  the  principal  amount   then

outstanding  of,  and the accrued interest  on,  the  Loans,  any

Reimbursement  Obligations and all other amounts payable  by  the

Company   hereunder  and  under  the  Note  (including,   without

limitation,  any amounts payable under Section 5  hereof)  to  be forthwith  due  and  payable, whereupon  such  amounts  shall  be immediately due and payable without presentment, demand,  protest or  other  formalities  of  any kind, all  of  which  are  hereby expressly  waived by the Company; and (ii) in  the  case  of  the occurrence  of an Event of Default referred to in clause  (f)  or

(g)   of  this  Section  9  with  respect  to  any  Obligor,  the

Commitments  shall  automatically be canceled and  the  principal amount  then  outstanding of, and the accrued  interest  on,  the

Loans,  any  Reimbursement  Obligations  and  all  other  amounts payable  by  the Company hereunder and under the Note (including,

without  limitation, any amounts payable under Section 5  hereof)

shall  become  automatically immediately due and payable  without presentment,  demand, protest or other formalities of  any  kind,

all of which are hereby expressly waived by the Company.




               SECTION 10.  MISCELLANEOUS.
                            -------------


               10.01  Waiver.   No failure on the part of the  Bank  to
                      ------
exercise  and  no delay in exercising, and no course  of  dealing with  respect  to,  any  right, power  or  privilege  under  this

Agreement  or  any  Note shall operate as a waiver  thereof,  nor shall  any  single  or partial exercise of any  right,  power  or privilege under this Agreement or the Note preclude any other  or further  exercise  thereof or the exercise of  any  other  right,

power  or privilege.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.



               10.02  Notices.   All  notices and other  communications
                      -------
provided   for   herein  (including,  without   limitation,   any

modifications  of, or waivers or consents under, this  Agreement)

shall  be  given  or  made by telecopy, telegraph,  cable  or  in writing and telecopied, telegraphed, cabled, mailed or delivered,

addressed as follows:




     if to the Company:


          AnnTaylor Global Sourcing, Inc.
          142 West 57th Street
          New York, NY  10019
          Attention:     General Counsel


          Telecopier No.:  (212) 541-3299
          Telephone No.:   (212) 541-3300



     with a copy to:

          AnnTaylor Global Sourcing, Inc.
          142 West 57th Street
          New York, NY  10019
          Attention:   Senior Vice President - Finance


     with an additional copy to:

          Skadden, Arps, Slate, Meagher & Flom
          919 Third Avenue
          New York, NY  10022
          Attention:  Charles M. Fox, Esq.



     if to the Bank:

          The Hongkong and Shanghai Banking
          Corporation Limited, New York Branch
          140 Broadway
          New York, NY  10005
          Attention:     NYK CBU TRS


          Telecopier No.:     (212) 658-2813
          Telephone No.: (212) 658-2888


     with a copy to:

          Moon & Ikeda
          555 Madison Avenue
          New York, NY  10022
          Attention:     Alexander P. Moon, Esq.



or, as to any party, at such other address as shall be designated

by  such  party  in  a  notice to each other  party.   Except  as

otherwise  provided  in this Agreement, all  such  communications shall  be  deemed  to  have been duly given when  transmitted  by telecopier,  delivered  to  the  telegraph  or  cable  office  or personally  delivered  or, in the case  of  a  mailed  notice,  5

Business  Days  after the date deposited in  the  mails,  postage prepaid, in each case given or addressed as aforesaid.




               10.03  Expenses, Etc.  The Company agrees, upon  demand,
                      -------------
to  pay  or  reimburse the Bank for paying:  (a)  all  reasonable

out-of-pocket   expenses   of  the   Bank   (including,   without

limitation,  the reasonable fees and expenses of Messrs.  Moon  &

Ikeda,  counsel  to  the  Bank),  in  connection  with  (i)   the

negotiation,   preparation,  execution  and  delivery   of   this

Agreement  and the other Credit Documents and (ii) any amendment,

modification  or waiver of any of the terms of this Agreement  or the other Credit Documents; (b) all reasonable costs and expenses of  the  Bank (including reasonable counsels' fees) in connection with  any  Default and any enforcement or collection  proceedings resulting therefrom; and (c) all transfer, stamp, documentary  or other  similar  taxes,  assessments  or  charges  levied  by  any governmental  or revenue authority in respect of this  Agreement,

the  Note or any other document referred to herein and all costs,

expenses,  taxes,  assessments  and  other  charges  incurred  in connection with any filing, registration, recording or perfection of  any  security interest contemplated by this Agreement or  any document referred to herein.



               10.04  Amendments, Etc.  Any provision of this Agreement
                      ---------------
may  be  amended  or modified only by any instrument  in  writing signed by the Company and the Bank.



               10.05  Successors   and   Assigns;  Assignment.    This
                      ---------------------------------------
Agreement shall be binding upon and inure to the benefit  of  the parties  hereto  and  their respective successors  and  permitted assigns.



               10.06  Assignments and Participations.
                      ------------------------------


               (a)  The  Company  may  not  assign  its  rights   or

     obligations hereunder or under the Notes without  the  prior consent of the Bank.



               (b)  The Bank may sell or agree to sell to one or more

     other Persons ("participants") a participation in all or any part of the Loans, the Note, the Commitments, the Letters of

     Credit,  provided that no participant shall have any  rights under  any  Credit Document (a participant's rights  against the  Bank  in respect of such participation to be those  set forth  in  the  agreement  (the  "Participation  Agreement")

     executed   by   the  Bank  in  favor  of  the  participant).

     Notwithstanding any such sale, this Agreement shall continue in full force and effect in all respects as if the Bank were maintaining and funding each Commitment and Credit in  which participations  have been sold in the same way  that  it  is maintaining  and funding the portion of such Commitment  and

     Credit  in  which  no participations have  been  sold.   All

     amounts  payable by the Company to the Bank under Section  5 hereof  shall be determined as if the Bank had not  sold  or agreed to sell any participations in such Loan and as if the

     Bank  were funding all of such Loan in the same way that  it

     is   funding   the  portion  of  such  Loan  in   which   no

     participations have been sold.  In no event shall  the  Bank be  obligated  to  the participant under  the  Participation

     Agreement  to  take or refrain from taking any action  under the  Credit Document (including without limitation  granting approval  of any amendment or waiver) except that  the  Bank may  agree in the Participation Agreement that it will  not,

     without  the consent of the participant, agree  to  (i)  the extension of any date fixed for the payment of principal  of or interest on the related Credit, (ii) the reduction of any payment  of  principal thereof, (iii) the reduction  of  the rate at which either interest is payable thereon or (if  the participant  is  entitled  to any  part  thereof)  fees  are payable  hereunder to a level below the rate  at  which  the participant is entitled to receive interest or fees (as  the case  may  be) in respect of such participation or (iv)  the release of any guarantee or collateral security.



               (c)  The  Bank  may furnish any information concerning

     the Company or any of its Subsidiaries in the possession  of the  Bank  from  time to time to assignees and  participants

     (including prospective assignees and participants).




               10.07  Survival.   The obligations of the Company  under
                      --------
Sections  5 and 10.03 hereof shall survive the repayment  of  the

Loans  and the Reimbursement Obligations, and the termination  of the  Commitments.  In addition, each representation and  warranty made,  or  deemed  to  be made by a notice of  any  extension  of

Credit, hereunder shall survive the extension of such Credit  and the  Bank  shall  not  be deemed to have  waived,  by  reason  of extension  of such Credit, any Default or Event of Default  which may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Bank  may have  had  notice  or  knowledge or  reason  to  know  that  such representation or warranty was false or misleading at the time of such extension of Credit.



               10.08  Captions.  The table of contents and captions and
                      --------
section  headings  appearing  herein  are  included  solely   for

convenience  of  reference and are not  intended  to  affect  the interpretation of any provision of this Agreement.



               10.09  Counterparts.  This Agreement may be executed  in
                      -------------
any  number  of  counterparts, all of which taken together  shall constitute  one  and the same instrument and any of  the  parties

hereto   may   execute  this  Agreement  by  signing   any   such

counterpart.



               10.10  Governing Law; Submission to Jurisdiction.   THIS
                      -----------------------------------------    ----
AGREEMENT  AND EACH NOTE SHALL BE GOVERNED BY, AND  CONSTRUED  IN
-----------------------------------------------------------------
ACCORDANCE  WITH, THE LAW OF THE STATE OF NEW YORK.  The  Company
--------------------------------------------------
hereby  submits to the nonexclusive jurisdiction  of  the  United

States  District Court for the Southern District of New York  and

of  any  New  York State Court sitting in New York City  for  the purposes  of all legal proceedings arising out of or relating  to

this  Agreement  or  the transactions contemplated  hereby.   The

Company  irrevocably waives, to the fullest extent  permitted  by law,  any  objection which it may now or hereafter  have  to  the laying  of  the venue of any such proceeding brought  in  such  a court  and any claim that any such proceeding brought in  such  a court has been brought in an inconvenient forum.



               10.11  Waiver of Jury Trial.  Each of the Company and the
                      --------------------
Bank  hereby irrevocably waives, to the fullest extent  permitted by  law,  any  and  all  right to trial  by  jury  in  any  legal proceeding  arising out of or relating to this Agreement  or  the transactions contemplated hereby.



               10.12  Severability.  If any provision hereof is invalid
                      ------------
and  unenforceable in any applicable jurisdiction, then,  to  the fullest extent permitted by law, (i) the other provisions  hereof shall  remain  in full force and effect in such jurisdiction  and shall  be  liberally construed in favor of the Bank in  order  to carry  out the intentions of the parties hereto as nearly as  may be  possible and (ii) the invalidity or unenforceability  of  any provision  hereof  in  any  jurisdiction  shall  not  affect  the validity  or  enforceability  of  such  provision  in  any  other jurisdiction.



                                             _

          IN WITNESS WHEREOF, the parties hereto have caused this

Agreement to be duly executed as of the day and year first  above written.





                              ANNTAYLOR GLOBAL SOURCING, INC.


                              By /s/ Dwight Meyer
                                 _______________________
                              Name:  Dwight Meyer
                              Title: Executive Vice President


                              Address for Notices:

                              142 West 57th Street
                              New York, NY  10019

                              Attention: Senior Vice President - Finance
                              Telecopy: (212) 245-7724




                              THE HONGKONG AND SHANGHAI
                              BANKING CORPORATION LIMITED,
                              NEW YORK BRANCH


                              By:  /s/Ian Wright
                                   _______________________
                             Name:    Ian Wright
                             Title:   Vice President



                              Address for Notices:
                              140 Broadway
                              New York, NY  10005
                              Attention:     NYK CBU TRS

                              Telecopy: (212) 658-2813



====================================================================

                          SCHEDULE 7.12




                        Credit Agreements
                        ------------------


   Amended and Restated Credit Agreement dated as of September 20, 1996 between AnnTaylor Global Sourcing, Inc. and

           The Hongkong and Shanghai Banking Corporation Limited


==========================================================================
                          SCHEDULE 8.07



                           Indebtedness
                           ------------

Lease Number              Description                 Payment Amount
------------              -------------               --------------
00013347-001              5/F F & F                   405,705.00

00010769-001              5F/PCs & Network            299,869.00
                                                      -----------
TOTAL                                                 705,574.00
                                                      ==========


=========================================================================

                         SCHEDULE 8.08




                          Investments
                          ------------


                              None


=====================================================================

                                                             EXHIBIT A



                        PROMISSORY NOTE



$8,000,000                                           September 20, 1996

                                                     New York, New York



           FOR  VALUE  RECEIVED, ANNTAYLOR GLOBAL SOURCING,  INC.

(formerly  known  as CAT US, Inc.), a Delaware  corporation  (the

"Company"),  hereby promises to pay to THE HONGKONG AND  SHANGHAI
 -------
BANKING CORPORATION LIMITED, NEW YORK BRANCH (the "Bank"), at its
                                                   ----
office located at 140 Broadway, New York, NY 10005, the principal sum  of  Eight Million Dollars ($8,000,000) or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made  by  the Bank to the Company under the Amended and  Restated

Credit  Agreement  dated as of September  20,  1996  between  the

Company and the Bank (as modified and supplemented and in  effect from  time to time, the "Credit Agreement"), in lawful  money  of
                         ----------------
the  United States of America and in immediately available funds,

on  the  dates  provided  in the Credit  Agreement,  and  to  pay interest  on  the unpaid principal amount of each such  Loan,  at such  office, in like money and funds, for the period  commencing on  the date of such Loan until such Loan shall be paid in  full,

at  the  rates per annum and on the dates provided in the  Credit

Agreement.   In  no  event shall interest  hereunder  exceed  the

maximum rate allowed under New York law.



          The date, amount and interest rate of each Loan made by

the  Bank to the Company, and each payment made on account of the principal  thereof, shall be recorded by the Bank on  its  books;

provided  that  the failure by the Bank so to record  such  Loans shall not affect the obligations of the Company hereunder.



           This  Note  is  the Note referred  to  in  the  Credit

Agreement and evidences Loans made by the Bank thereunder.   This

Note  modifies that certain note dated as of August 4, 1995  (the

"Existing Note") made by the Company in favor of the Bank in  the
 -------------
principal  amount  of Eight Million Dollars ($8,000,000)  and  is hereby  delivered in substitution for the Existing Note, but  not in  payment,  satisfaction  or cancellation  of  the  outstanding obligations evidenced by the Existing Note.  This Note is subject to  the  terms and conditions set forth in the Credit  Agreement,

which  terms and conditions are incorporated herein by reference.

Capitalized terms used but not defined herein have the respective meanings assigned to them in the Credit Agreement.



           The  payment  of this Note is supported by  collateral

security provided under the Security Documents referred to in the

Credit Agreement.



           The Credit Agreement provides for the acceleration  of

the  maturity of this Note upon the occurrence of certain  events and  for  prepayments  of  Loans upon the  terms  and  conditions specified therein.



           THIS  NOTE  SHALL  BE GOVERNED BY, AND  CONSTRUED  AND
           ------------------------------------------------------
ENFORCED  IN  ACCORDANCE WITH, THE LAW OF THE STATE OF  NEW  YORK
-----------------------------------------------------------------
APPLICABLE TO NOTES MADE AND TO BE PERFORMED THEREIN.
----------------------------------------------------



                              ANNTAYLOR GLOBAL SOURCING, INC.



                              By /s/
_                                   ---------------------------


                              Name:


                              Title:


============================================================================

                            SCHEDULE


           This  Note  evidences  Loans  made  under  the  Credit

Agreement to the Company, on the dates, in the principal  amounts and bearing interest at the rates set forth below, subject to the payments and prepayments of principal set forth below.


           Principal                 Amount     Unpaid
 Date       Amount       Interest    Paid or    Principal   Notation
 Made       of Loan        Rate      Prepaid     Amount     Made By
 ----      ---------     ---------   -------    ---------   --------
=======================================================================

                                                                EXHIBIT B




                  AMENDED AND RESTATED SECURITY AGREEMENT



         AMENDED  AND  RESTATED  SECURITY AGREEMENT  dated  as  of

September  20,  1996  between  ANNTAYLOR  GLOBAL  SOURCING,  INC.

(formerly  known as CAT US, Inc.), a Delaware corporation  having

an  office  at  142 West 57th Street, New York,  NY   10019  (the

"Company")  and  THE  HONGKONG AND SHANGHAI  BANKING  CORPORATION
 -------
LIMITED,  a  foreign banking corporation acting through  its  New

York Branch (the "Bank").
                  ----


                     W I T N E S S E T H :


         WHEREAS,  the Company has provided a collateral  security

interest  to  the  Bank under a General Security Agreement  dated

August 4, 1995 (the "Original Agreement");
                     ------------------


         WHEREAS,  the  Company has requested  that  the  Original

Agreement be restated in its entirety to reflect the amendment of certain provisions thereof; and



         WHEREAS,  the  Company and the Bank  are  parties  to  an

Amended  and Restated Credit Agreement dated as of September  20,

1996  (as  modified and supplemented and in effect from  time  to time,  the  "Credit Agreement"), providing, subject to the  terms
             ----------------
and  conditions  thereof, for extensions of  credit  (by  issuing letters of credit and making loans) to be made by the Bank to the

Company  in  an aggregate face or principal amount not  exceeding

$40,000,000.



         NOW,  THEREFORE,  to induce the Bank to  enter  into  the

Credit  Agreement, and for other good and valuable consideration,

the receipt and sufficiency of which are hereby acknowledged, the

Company  has agreed to continue to pledge and to grant a security interest  in the Collateral (as hereinafter defined) as  security

for   the   Secured   Obligations   (as   hereinafter   defined).

Accordingly, the parties hereto agree that the Original Agreement is hereby amended and restated in its entirety as follows:


         Section 1.     Definitions.  Terms defined in the Credit  Agreement
                        -----------
are used herein as defined therein.  In addition, as used herein:


         "Accounts"  shall  have the meaning  ascribed  thereto  in
          --------
Section 3(d) hereof.


         "Collateral"  shall have the meaning ascribed  thereto  in
          ----------
Section 3 hereof.


         "Documents"  shall  have the meaning ascribed  thereto  in
          ---------
Section 3(i) hereof.


         "Equipment"  shall  have the meaning ascribed  thereto  in
          ---------
Section 3(g) hereof.


===========================================================================

         "Instruments" shall have the meaning ascribed  thereto  in
          -----------
Section 3(e) hereof.


         "Inventory"  shall  have the meaning ascribed  thereto  in
          ---------
Section 3(f) hereof.


         "Issuers"   shall  mean,  collectively,  the   respective
          -------
corporations  identified in Annex 1 hereto  under  the  caption

"Issuers".
 -------

         "Pledged Stock" shall have the meaning ascribed thereto in
          -------------
Section 3(a) hereof.


         "Secured  Obligations" shall mean, collectively,  (a)  the
          --------------------
principal  of  and interest on the Loans made by the  Bank  to,

and  the  Note held by the Bank of, the Company, and all  other amounts  from  time to time owing to the Bank  by  the  Company under the Credit Agreement or the Note, (b) all obligations  of the  Company to the Bank hereunder, and (c) all obligations  of the  Company  under any other Credit Document to  which  it  is party.


         "Stock Collateral" shall mean, collectively, the
          ----------------
Collateral  described in clauses (a) through (c) of  Section  3 hereof  and  the proceeds of and to any such property  and,  to the  extent related to any such property or such proceeds,  all books,  correspondence,  credit files,  records,  invoices  and other papers.


         "Uniform Commercial Code"  shall  mean   the   Uniform
          -----------------------
Commercial  Code  as in effect in the State of  New  York  from time to time.


         Section 2.     Representations and Warranties.    The   Company
                        ------------------------------
represents and warrants to the Bank that:


         (a)  the  Company  is  the sole beneficial  owner  of  the

Collateral  and  no  Lien  exists  or  will  exist   upon   any

Collateral  at  any  time  (and,  with  respect  to  the  Stock

Collateral,  no right or option to acquire the same  exists  in favor  of  any other Person), except for Liens permitted  under

Section 8.06 of the Credit Agreement and except for the  pledge and  security interest in favor of the Bank created or provided for  herein  which pledge and security interest  constitutes  a first  priority perfected pledge and security interest  in  and to all of the Collateral;


         (b)  the  Pledged  Stock  evidenced  by  the  certificates identified  in  Annex 1 hereto is, and all other Pledged  Stock will  be,  duly  authorized, validly  issued,  fully  paid  and nonassessable  and none of such Pledged Stock  is  or  will  be subject  to  any  contractual restriction, or  any  restriction under the charter or by-laws of the respective Issuers of  such

Pledged  Stock, upon the transfer of such Pledged Stock (except for  any  such  restriction contained herein or in  the  Credit

Agreement);


===========================================================================

         (c)  the  Pledged  Stock  evidenced  by  the  certificates

identified   in  Annex  1  hereto  constitutes  the   indicated

percentage  of  the  total  issued and  outstanding  shares  of capital  stock  of any class of the Issuers beneficially  owned by  the  Company on the date hereof (whether or not  registered in  the  name  of  the  Company) and  said  Annex  1  correctly identifies,  as at the date hereof, the respective  Issuers  of such  Pledged Stock, the respective class and par value of  the shares  comprising such Pledged Stock and the respective number of  shares  (and  registered owner thereof) evidenced  by  each such certificate; and


         (d)  any goods now or hereafter produced by the Company or any  of  its Subsidiaries included in the Collateral have  been and  will  be  produced in compliance with the requirements  of the Fair Labor Standards Act, as amended.


         Section 3.     Collateral.  As collateral security for  the  prompt
                        ----------
payment  in  full  when  due  (whether  at  stated  maturity,  by acceleration  or  otherwise)  of  the  Secured  Obligations,  the

Company  hereby  continues to pledge and  grant  to  the  Bank  a security  interest  in  all  of the Company's  right,  title  and interest  in  the following property, whether now  owned  by  the

Company  or  hereafter  acquired  and  whether  now  existing  or hereafter coming into existence, and wherever located (all  being collectively referred to herein as "Collateral"):
                                    ----------

         (a)  the  respective shares of common/preferred  stock  of the  Issuers evidenced by the certificates identified in  Annex

1  hereto  and  all other shares of capital stock  of  whatever class  of  the Issuers, now or hereafter owned by the  Company,

together  with  in  each case the certificates  evidencing  the same (collectively, the "Pledged Stock");
                         -------------

         (b)  all   shares,   securities,   moneys   or   property

representing  a  dividend  on any  of  the  Pledged  Stock,  or representing  a distribution or return of capital  upon  or  in respect  of  the Pledged Stock, or resulting from  a  split-up,

revision, reclassification or other like change of the  Pledged

Stock  or  otherwise  received in exchange  therefor,  and  any subscription warrants, rights or options issued to the  holders of, or otherwise in respect of, the Pledged Stock;


         (c)  without  affecting the  obligations  of  the  Company under  any provision prohibiting such action hereunder or under the  Credit  Agreement, in the event of  any  consolidation  or merger  in  which any Issuer is not the surviving  corporation,

all  shares of each class of the capital stock of the successor corporation  (unless such successor corporation is the  Company itself)  formed  by  or  resulting from such  consolidation  or merger;

         (d)  all accounts and general intangibles (each as defined in  the  Uniform  Commercial Code) of the Company  constituting any  right to the payment of money, including (but not  limited

to)  all moneys due and to become due to the Company in respect of  any  loans or advances for the purchase price of  Inventory or  Equipment  or  other goods sold or leased or  for  services


========================================================================


rendered,  all  moneys due and to become  due  to  the  Company under  any  guarantee (including a letter  of  credit)  of  the purchase  price of Inventory or Equipment sold by  the  Company and  all  tax  refunds (such accounts, general intangibles  and moneys  due  and to become due being herein called collectively

"Accounts");
 --------

         (e)  all  instruments, chattel paper or letters of  credit

(each  as  defined  in  the  Uniform Commercial  Code)  of  the

Company  evidencing, representing, arising from or existing  in respect  of, relating to, securing or otherwise supporting  the payment  of,  any of the Accounts, including (but  not  limited

to)  promissory  notes,  drafts, bills of  exchange  and  trade acceptances (herein collectively called "Instruments");
                                         -----------

         (f)  all  inventory (as defined in the Uniform  Commercial

Code)  of  the  Company, all goods obtained by the  Company  in

exchange  for  such  inventory,  and  any  products   made   or

processed  from  such inventory including  all  substances,  if

any, commingled   therewith   or   added   thereto   (herein

collectively called "Inventory");
                     ---------

         (g)  all  equipment (as defined in the Uniform  Commercial

Code) of the Company (herein collectively called "Equipment");
                                                  ---------

         (h)  each  contract  and other agreement  of  the  Company relating  to  the  sale or other disposition  of  Inventory  or

Equipment;


         (i)  all  documents  of title (as defined in  the  Uniform

Commercial  Code)  or other receipts of the  Company  covering,

evidencing  or  representing  Inventory  or  Equipment  (herein collectively called "Documents");
                     ---------

         (j)  all  rights,  claims  and  benefits  of  the  Company

against  any  Person  arising  out  of,  relating  to   or   in

connection  with  Inventory  or  Equipment  purchased  by   the

Company,  including,  without  limitation,  any  such   rights,

claims  or  benefits against any Person storing or transporting such Inventory or Equipment; and


         (k)  all  other  tangible or intangible  property  of  the

Company,  including, without limitation, all proceeds, products and  accessions  of and to any of the property of  the  Company described  in clauses (a) through (j) above in this  Section  3

(including,  without  limitation,  any  proceeds  of  insurance thereon),  and, to the extent related to any property described in  said clauses or such proceeds, products and accessions, all books,  correspondence,  credit files,  records,  invoices  and other  papers,  including without limitation all tapes,  cards,

computer  runs and other papers and documents in the possession or  under the control of the Company or any computer bureau  or service company from time to time acting for the Company.


===========================================================================
         Section 4.     Further Assurances; Remedies.  In furtherance of the
                        ----------------------------
grant  of the pledge and security interest pursuant to Section  3 hereof, the Company hereby agrees with the Bank as follows:


         4.01      Delivery and Other Perfection.  The Company shall:
                   -----------------------------

         (a)  if  any  of  the above-described shares,  securities,

monies or property required to be pledged by the Company  under clauses  (a), (b) and (c) of Section 3 hereof are  received  by the  Company, forthwith either (x) transfer and deliver to  the

Bank  such  shares  or securities so received  by  the  Company

(together  with  the  certificates  for  any  such  shares  and securities  duly  endorsed in blank or accompanied  by  undated stock  powers  duly executed in blank) all of which  thereafter shall  be  held  by  the Bank, pursuant to the  terms  of  this

Agreement,  as  part of the Collateral or (y) take  such  other action as the Bank shall deem necessary or appropriate to  duly record  the  Lien created hereunder in such shares, securities,

monies  or  property referred to in said clauses (a),  (b)  and

(c);


         (b)  deliver  and  pledge  to  the  Bank  any   and   all

Instruments,  endorsed and/or accompanied by  such  instruments of  assignment and transfer in such form and substance  as  the

Bank  may  request; provided, that so long as no Default  shall have  occurred  and be continuing, the Company may  retain  for collection  in the ordinary course any Instruments received  by it  in  the  ordinary course of business and  the  Bank  shall,

promptly   upon  request  of  the  Company,  make   appropriate

arrangements  for making any other Instrument  pledged  by  the

Company  available  to  it  for  purposes   of   presentation,

collection or renewal (any such arrangement to be effected,  to the  extent  deemed  appropriate by  the  Bank,  against  trust receipt or like document);


         (c)  give,  execute,  deliver,  file  and/or  record  any

financing  statement, notice, instrument,  document,  agreement or  other  papers  that may be necessary or desirable  (in  the judgment  of the Bank) to create, preserve, perfect or validate any  security interest granted pursuant hereto or to enable the

Bank  to exercise and enforce its rights hereunder with respect to  such  security  interest,  including,  without  limitation,

causing  any  or all of the Stock Collateral to be  transferred of  record  into the name of the Bank or its nominee  (and  the

Bank  agrees  that if any Stock Collateral is transferred  into its  name  or the name of its nominee, the Bank will thereafter promptly  give  to  the  Company  copies  of  any  notices  and communications  received  by  it  with  respect  to  the  Stock

Collateral),  provided  that  notices  to  account  debtors  in respect of any Accounts or Instruments shall be subject to  the provisions of clause (g) below;


         (d)  upon  the  acquisition after the date hereof  by  the

Company  of any Equipment covered by a certificate of title  or ownership,  cause  the Bank to be listed as the  lienholder  on


=======================================================================


such   certificate  of  title  and  within  120  days  of   the

acquisition thereof deliver evidence of the same to the Bank;


         (e)  keep full and accurate books and records relating  to the  Collateral,  and stamp or otherwise mark  such  books  and records  in  such manner as the Bank may reasonably require  in order  to  reflect  the  security  interests  granted  by  this

Agreement;


         (f)  permit  representatives of the Bank, upon  reasonable notice,  at  any time during normal business hours  to  inspect and  make  abstracts from its books and records  pertaining  to the  Collateral, and permit representatives of the Bank  to  be present  at  the Company's place of business to receive  copies

of   all   communications  and  remittances  relating  to   the

Collateral,   and   forward   copies   of   any   notices    or

communications  by the Company with respect to the  Collateral,

all in such manner as the Bank may require; and


         (g)  upon the occurrence and during the continuance of any

Default,  upon  request of the Bank, promptly notify  (and  the

Company  hereby authorizes the Bank so to notify) each  account debtor  in  respect  of any Accounts or Instruments  that  such

Collateral  has been assigned to the Bank hereunder,  and  that

any   payments  due  or  to  become  due  in  respect  of  such

Collateral are to be made directly to the Bank.



         4.02      Other Financing Statements and Liens.  Without  the
                   ------------------------------------
prior written consent of the Bank, the Company shall not file  or suffer to be on file, or authorize or permit to be filed or to be on  file,  in any jurisdiction, any financing statement  or  like instrument  with respect to the Collateral in which the  Bank  is not named as the sole secured party.


         4.03      Preservation  of  Rights.  The  Bank  shall  not  be
                   ------------------------
required  to take steps necessary to preserve any rights  against prior parties to any of the Collateral.


         4.04      Special Provisions Relating to Stock Collateral.
                   -----------------------------------------------

         (a)  The  Company  will  cause  the  Stock  Collateral  to constitute  at all times the percentage indicated  on  Annex  1 hereto  of the total number of shares of each class of  capital stock of each Issuer then outstanding.


         (b)  So  long  as no Event of Default shall have  occurred and  be  continuing,  the  Company  shall  have  the  right  to exercise  all voting, consensual and other powers of  ownership pertaining  to  the  Stock  Collateral  for  all  purposes  not inconsistent  with  the  terms of this  Agreement,  the  Credit

Agreement,  the  Notes  or  any other instrument  or  agreement referred  to  herein  or  therein, provided  that  the  Company agrees  that  it  will  not vote the Stock  Collateral  in  any manner  that is inconsistent with the terms of this  Agreement,


===========================================================================


the  Credit  Agreement, the Notes or any such other  instrument or  agreement;  and the Bank shall execute and deliver  to  the

Company  or  cause to be executed and delivered to the  Company all  such  proxies,  powers  of attorney,  dividend  and  other orders,  and  all  such instruments, without recourse,  as  the

Company may reasonably request for the purpose of enabling  the

Company  to exercise the rights and powers which it is entitled to exercise pursuant to this Section 4.04(b).


         (c)  Unless and until an Event of Default has occurred and is  continuing,  the Company shall be entitled to  receive  and retain  any dividends on the Stock Collateral paid in cash  out of earned surplus.


         (d)  If any Event of Default shall have occurred, then  so long  as  such Event of Default shall continue, and whether  or not  the  Bank  or  any Bank exercises any available  right  to declare  any  Secured Obligation due and payable  or  seeks  or pursues  any  other  relief or remedy  available  to  it  under applicable  law or under this Agreement, the Credit  Agreement,

the  Notes  or  any other agreement relating  to  such  Secured

Obligation, all dividends and other distributions on the  Stock

Collateral  shall be paid directly to the Bank and retained  by it  as  part of the Stock Collateral, subject to the  terms  of this  Agreement, and, if the Bank shall so request in  writing,

the   Company  agrees  to  execute  and  deliver  to  the  Bank

appropriate additional dividend, distribution and other  orders and  documents  to  that end, provided that if  such  Event  of

Default   is   cured,   any  such  dividend   or   distribution

theretofore  paid  to  the  Bank shall,  upon  request  of  the

Company  (except  to  the  extent theretofore  applied  to  the

Secured Obligations) be returned by the Bank to the Company.


         4.05      Events  of  Default, etc.  During the period  during
                   -------------------------
which an Event of Default shall have occurred and be continuing:


                   (i)  the  Company shall, at the request  of  the

         Bank,  assemble the Collateral owned by it at  such  place or  places, reasonably convenient to both the Bank and the

         Company, designated in its request;


                   (ii)      the Bank may make any reasonable compromise

         or  settlement deemed desirable with respect to any of the

         Collateral  and  may extend the time of  payment,  arrange for  payment  in  installments, or  otherwise  modify  the terms of, any of the Collateral;


                   (iii)     the  Bank shall have all of the rights  and

         remedies  with  respect  to the Collateral  of  a  secured party  under the Uniform Commercial Code (whether  or  not said  Code  is  in  effect in the jurisdiction  where  the rights  and  remedies  are asserted) and  such  additional rights  and remedies to which a secured party is  entitled


==========================================================================

         under  the  laws in effect in any jurisdiction  where  any rights  and remedies hereunder may be asserted, including,

         without  limitation,  the right,  to  the  maximum  extent permitted  by law, to exercise all voting, consensual  and other powers of ownership pertaining to the Collateral  as if  the Bank were the sole and absolute owner thereof (and the  Company  agrees to take all such  action  as  may  be appropriate to give effect to such right);


                   (iv)      the Bank in its discretion may, in its name

         or  in  the name of the Company or otherwise, demand,  sue for,  collect or receive any money or property at any time payable  or  receivable on account of or in  exchange  for any  of  the  Collateral, but shall be under no obligation to do so; and


                   (v)       the  Bank may, upon 10 Business Days' prior

         written notice to the Company of the time and place,  with respect to the Collateral or any part thereof which  shall then  be  or  shall thereafter come into  the  possession,

         custody  or  control of the Bank, or any  of  its  agents,

         sell, lease, assign or otherwise dispose of all or any  of such  Collateral,  at such place or  places  as  the  Bank deems  best,  and  for  cash or on credit  or  for  future delivery  (without thereby assuming any credit  risk),  at public  or private sale, without demand of performance  or notice of intention to effect any such disposition  or  of time  or  place thereof (except such notice as is required above  or by applicable statute and cannot be waived)  and the  Bank  or  anyone  else may be the purchaser,  lessee,

         assignee  or recipient of any or all of the Collateral  so disposed  of  at  any  public  sale  (or,  to  the  extent permitted  by  law, at any private sale),  and  thereafter hold the same absolutely, free from any claim or right  of

         whatsoever  kind,  including  any  right  or   equity   of

         redemption  (statutory or otherwise), of the Company,  any such  demand,  notice  or right and  equity  being  hereby expressly  waived  and released.  The  Bank  may,  without notice or publication, adjourn any public or private  sale or  cause  the same to be adjourned from time to  time  by announcement  at the time and place fixed  for  the  sale,

         and  such  sale may be made at any time or place to  which the same may be so adjourned.



The  proceeds of each collection, sale or other disposition under this  Section  4.05 shall be applied in accordance  with  Section

4.09 hereof.



         The  Company  recognizes  that,  by  reason  of  certain

prohibitions contained in the Securities Act of 1933, as amended,

and  applicable state securities laws, the Bank may be compelled,

with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things,  to acquire the Collateral for their own account, for investment  and

not  with  a  view  to the distribution or resale  thereof.   The

Company acknowledges that any such private sales may be at prices and  on  terms  less favorable to the Bank than those  obtainable

through   a   public   sale  without  such   restrictions,   and,

notwithstanding such circumstances, agrees that any such  private sale  shall  be  deemed  to  have been  made  in  a  commercially reasonable  manner and that the Bank shall have no obligation  to engage in public sales and no obligation to delay the sale of any

Collateral  for  the  period  of time  necessary  to  permit  the respective Issuer thereof to register it for public sale.



         4.06      Deficiency.  If the proceeds of sale, collection  or
                   ----------
other  realization of or upon the Collateral pursuant to  Section

4.05  hereof are insufficient to cover the costs and expenses  of

such   realization  and  the  payment  in  full  of  the  Secured

Obligations, the Company shall remain liable for any deficiency.


         4.07      Removals, etc.   Without at  least  30  days  prior
                   -------------
written  notice to the Bank, the Company shall not  (i)  maintain any of its books or records with respect to the Collateral at any office  or  maintain its chief executive office or its  principal place  of  business  at  any place, or permit  any  Inventory  or

Equipment  to  be  located anywhere other  than  at  the  address indicated  beneath  the signature of the Company  to  the  Credit

Agreement or at one of the locations identified in Annex 2 hereto or  in  transit from one of such locations to another  (or,  with respect to Inventory, in transit from one of such locations to  a customer  of the Company) or (ii) change its corporate  name,  or the name under which it does business, from the name shown on the signature page hereto.



         4.08      Private Sale.  The Bank shall incur no liability as a
                   ------------
result of the sale of the Collateral, or any part thereof, at any private  sale  pursuant  to Section 4.05 hereof  conducted  in  a commercially  reasonable manner.  The Company hereby  waives  any claims  against the Bank arising by reason of the fact  that  the price  at  which  the Collateral may have been  sold  at  such  a private  sale  was  less  than the price which  might  have  been obtained  at a public sale or was less than the aggregate  amount of  the  Secured Obligations, even if the Bank accepts the  first offer received and does not offer the Collateral to more than one offeree.


         4.09      Application of Proceeds.  Except as otherwise herein
                   -----------------------
expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto,

and  any  other  cash  at the time held by the  Bank  under  this

Section 4, shall be applied by the Bank:



         First,  to the payment of the costs and expenses  of  such
         -----
collection,  sale  or  other realization, including  reasonable out-of-pocket costs and expenses of the Bank and the  fees  and expenses  of  its  agents and counsel, and  all  expenses,  and advances made or incurred by the Bank in connection therewith;


         Next,  to  the payment in full of the Secured Obligations; and
         ----


==========================================================================


         Finally,  to the payment to the Company, or its successors
         -------
or  assigns,  or  as  a  court  of competent  jurisdiction  may direct, of any surplus then remaining.


As  used  in this Section 5, "proceeds" of Collateral shall  mean
                              --------
cash,  securities and other property realized in respect of,  and distributions  in  kind  of, Collateral,  including  any  thereof received  under any reorganization, liquidation or adjustment  of debt  of  the Company or any issuer of or obligor on any  of  the

Collateral.


         4.10      Attorney-in-Fact.  Without limiting  any  rights  or
                   ----------------
powers  granted by this Agreement to the Bank while no  Event  of

Default  has occurred and is continuing, upon the occurrence  and during the continuance of any Event of Default the Bank is hereby appointed the attorney-in-fact of the Company for the purpose  of carrying  out  the provisions of this Section 4  and  taking  any action  and  executing any instruments which the  Bank  may  deem necessary  or advisable to accomplish the purposes hereof,  which appointment  as attorney-in-fact is irrevocable and coupled  with an  interest.  Without limiting the generality of the  foregoing,

so  long  as the Bank shall be entitled under this Section  4  to make  collections in respect of the Collateral,  the  Bank  shall have  the  right  and power to receive, endorse and  collect  all checks made payable to the order of the Company representing  any dividend,  payment,  or  other distribution  in  respect  of  the

Collateral or any part thereof and to give full discharge for the same.


         4.11      Perfection.   Prior  to  or  concurrently  with  the
                   ----------
execution  and delivery of this Agreement, the Company shall  (i)

file  such  financing  statements and  other  documents  in  such offices as the Bank may request to perfect the security interests granted by Section 3 of this Agreement, and (ii) deliver  to  the

Bank  all  certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank.



         4.12      Termination.  When all Secured Obligations shall have
                   -----------
been paid in full and the Facilities of the Bank under the Credit

Agreement  shall have expired or been terminated, this  Agreement shall  terminate,  and  the  Bank shall  forthwith  cause  to  be assigned, transferred and delivered, against receipt but  without

any   recourse,   warranty  or  representation  whatsoever,   any

remaining Collateral and money received in respect thereof, to or on  the  order of the Company.  The Bank shall also  execute  and deliver  to  the  Company  upon  such  termination  such  Uniform

Commercial   Code   termination   statements   and   such   other

documentation as shall be reasonably requested by the Company  to

effect   the  termination  and  release  of  the  Liens  on   the

Collateral.


         4.13      Expenses.  The Company agrees to pay to the Bank all
                   --------
out-of-pocket expenses (including reasonable expenses  for  legal services  of  every kind) of, or incident to, the enforcement  of any  of  the provisions of this Section 4, or performance by  the

Bank  of  any  obligations  of the  Company  in  respect  of  the

Collateral which the Company has failed or refused to perform, or any  actual  or  attempted  sale, or any  exchange,  enforcement,



============================================================================


collection,  compromise or settlement in respect of  any  of  the

Collateral,  and for the care of the Collateral and defending  or asserting  rights and claims of the Bank in respect  thereof,  by litigation or otherwise, including expenses of insurance, and all such  expenses shall be Secured Obligations to the  Bank  secured under Section 3 hereof.



         4.14      Further  Assurances.  The Company agrees that,  from
                   -------------------
time  to  time upon the written request of the Bank, the  Company will execute and deliver such further documents and do such other acts and things as the Bank may reasonably request in order fully to effect the purposes of this Agreement.



         4.15      Collateral   Audit.   The  Company   shall   permit
                   ------------------
representatives of the Bank to undertake an annual audit  of  the

Collateral, and the Company agrees to pay all reasonable expenses of the Bank incurred in connection therewith.


         Section 5.     Miscellaneous.
                        -------------

         5.01      No Waiver.  No failure on the part of the Bank or any
                   ---------
of  its agents to exercise, and no course of dealing with respect to,  and  no  delay  in exercising, any right,  power  or  remedy hereunder shall operate as a waiver thereof; nor shall any single or  partial  exercise by the Bank or any of  its  agents  of  any right,  power or remedy hereunder preclude any other  or  further exercise  thereof or the exercise of any other  right,  power  or remedy.  The remedies herein are cumulative and are not exclusive of any remedies provided by law.


         5.02      Governing Law.   This Agreement shall be governed by,
                   -------------
and  construed in accordance with, the law of the  State  of  New

York.


         5.03      Notices.  All notices, requests, consents and demands
                   -------
hereunder   shall   be   in  writing  and  telexed,   telecopied,

telegraphed, cabled or delivered to the intended recipient at its address  or telex number specified pursuant to Section  10.02  of the  Credit Agreement and shall be deemed to have been  given  at the times specified in said Section 10.02.


         5.04      Waivers,  etc.  The terms of this Agreement  may  be
                   --------------
waived, altered or amended only by an instrument in writing  duly executed  by  the  Company and the Bank.  Any such  amendment  or waiver shall be binding upon the Bank, each holder of any Secured

Obligation and the Company.


         5.05      Successors  and  Assigns.  This Agreement  shall  be
                   ------------------------
binding   upon  and  inure  to  the  benefit  of  the  respective

successors and assigns of the Company, the Bank, and each  holder of  the  Secured Obligations (provided, however, that the Company shall  not  assign or transfer its rights hereunder  without  the prior written consent of the Bank).



===========================================================================

         5.06      Counterparts.  This Agreement may be executed in any
                   ------------
number  of  counterparts, all of which together shall  constitute one  and  the same instrument and any of the parties  hereto  may execute this Agreement by signing any such counterpart.


         5.07      Agents.    The   Bank   may   employ   agents   and
                   ------
attorneys-in-fact  in  connection  herewith  and  shall  not   be

responsible  for the negligence or misconduct of any such  agents or attorneys-in-fact selected by it in good faith.


         5.08      Severability.  If any provision hereof is invalid and
                   ------------
unenforceable  in any jurisdiction, then, to the  fullest  extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed  in  favor  of  the Bank in  order  to  carry  out  the intentions of the parties hereto as nearly as may be possible and

(ii)  the invalidity or unenforceability of any provision  hereof

in   any   jurisdiction  shall  not  affect   the   validity   or

enforceability of such provision in any other jurisdiction.

                          --------------


=========================================================================



                                             _
         IN  WITNESS WHEREOF, the parties hereto have caused  this

Security  Agreement to be duly executed as of the  day  and  year first above written.



                           ANNTAYLOR GLOBAL SOURCING, INC.


                           By /s/
                             _________________________

                           Name:

                           Title:



                           Address for Notices:

                           142 West 57th Street

                           New York, NY  10019


                           Telecopy: (212)



                           THE HONGKONG AND SHANGHAI BANKING

                           CORPORATION LIMITED, NEW YORK BRANCH



                           By /s/
                             _______________________

                           Name:     Ian Wright

                           Title:    Vice President



                           Address for Notices:

                           140 Broadway

                           New York, NY  10005

                           Attention:     NYK CBU TRS



                           Telecopy: (212) 658-2813


============================================================================

                                                           ANNEX 1



                        LIST OF PLEDGED STOCK

                               NONE












============================================================================

                                                           ANNEX 2



                       LIST OF LOCATIONS


AnnTaylor Global Sourcing, Inc.

414 Chapel Street

New Haven, CT  06511



Louisville Distribution Center

7101 Distribution Drive

Louisville, KY  40258



Flag Trucking Services Company

5 Dwight Place

Fairfield, NJ  07006



SSCI

1072 West Side Avenue

Jersey City, NJ  07306



Summit Transportation

Building 40

Hackensack Avenue

Kearny, NJ  07032



AnnTaylor Global Sourcing, Inc.

1372 Broadway

New York, New York  10018



AnnTaylor Global Sourcing, Inc.

142 West 57th Street

New York, NY  10019



Freight-A-Ranger

3275 Alum Creek Drive

Columbus, OH 43207
===================================================================
                                            EXHIBIT C

                   LETTER OF NEGATIVE PLEDGE


The Hongkong and Shanghai Banking Corporation Limited

140 Broadway

New York, NY 10005-1196



Re:  Amended    and   Restated    Credit

     Agreement dated as of September 20,

     1996    with    ANNTAYLOR    GLOBAL

     SOURCING, INC. (formerly  known  as

     CAT US, Inc.) (the "Company") up to
                         -------
     an  aggregate amount of $40,000,000
                   ---------------------
     (the "Credit Agreement")
     ------------------------



Dear Sir/Madam:


In  consideration  of  your agreeing to  grant,  continue  and/or

further    extend   credit   facilities   and   other   financial

accommodation to the Company, the Company hereby irrevocably  and unconditionally covenants and undertakes with you as follows:



1.     The Company shall not:


       a.   Create or attempt to create, assume or permit  to

            subsist   any  mortgage,  security  interest,   charge,

            pledge, lien, or other encumbrance upon, or permit  any

            lien,  security  interest or other encumbrance  (except

            for  statutory or constitutional liens arising  in  the

            ordinary  course  of  business  with  respect  to   any

            obligation  or indebtedness which is not  yet  due  and

            payable)  to arise on or affect, the whole or any  part

            of  its  respective undertaking, property,  assets  and

            rights,  other than pledges created over  goods  and/or

            services  acquired  pursuant  to  documentary   credits

            opened  in  the  ordinary course of  business  for  the

            purpose  of  financing the acquisition or provision  of

            such goods and services; or



       b.   Transfer, sell or otherwise dispose of or attempt

            or agree to transfer, sell or dispose of the whole  or

            any  part  of  its  respective  undertaking,  property,

            assets  and rights, except (i) by way of sale  at  full

            value  in the usual and ordinary course of business  as

            now  conducted and for the purpose of carrying  on  the

            relevant  business, (ii) obsolete or worn-out property,

            tools  or  equipment no longer used or  useful  in  its

            business or (iii) the sale, in a single transaction, of

            the  CAD-CAM computer equipment described in Exhibit  F

            to  the  Stock and Asset Purchase Agreement (as defined

            in  the Credit Agreement), the value of which equipment

            shall not exceed $10,000.00 in the aggregate; or



       c.   Grant, issue or extend any guarantee or indemnity

            or enter into any other form of contractual undertaking

            or  arrangement  of similar effect in  respect  of  any



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            indebtedness  or obligations, actual or contingent,  of

            any  other  Person whatsoever except in the  usual  and

            ordinary  course  of business as now conducted  by  the

            Company and for the purpose of the carrying on  by  the

            Company of its business.



2.     The undertakings set out herein shall not be deemed breached by  reason  only of the existence of any mortgage,  security interest,  charge,  pledge, lien  or  other  encumbrance  or guarantee  or indemnity which has been created,  assumed  or which  subsists  or  has arisen prior to  the  date  hereof,

       provided, that any further or additional encumbrance over or affecting  the  relevant asset, or increase  in  the  amount secured by or other variation of the relevant encumbrance or guarantee  or indemnity of similar effect, shall  constitute such a breach.



3.     The   Company  further  authorizes  you,  in  your  absolute

       discretion, at any time and from time to time to notify  any creditors  of  the Company of the terms of the  undertakings set  out  herein  in  the event that you receive  notice  of proposals which, if implemented, would or might be in breach of such undertakings.



Yours faithfully,



ANNTAYLOR GLOBAL SOURCING, INC.





By /s/
  _________________________

Name:

Title:


Date:  As of September 20, 1996





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                                                 EXHIBIT F




              [Form of Borrowing Base Certificate]


                   BORROWING BASE CERTIFICATE


        Monthly accounting period ended _____________, 19__




      Reference  is  made  to  the Amended  and  Restated  Credit

Agreement  dated  as  of  September 20,  1996  (as  modified  and supplemented  and  in  effect from  time  to  time,  the  "Credit
                                                           ------
Agreement")  between  ANNTAYLOR GLOBAL SOURCING,  INC.  (formerly
---------
known  as CAT US, Inc.), a Delaware corporation, and THE HONGKONG

AND  SHANGHAI  BANKING  CORPORATION LIMITED,  a  foreign  banking corporation acting through its New York Branch.  Terms defined in the Credit Agreement are used herein as defined therein.


       Pursuant  to  Section  [6.01(m)/8.01(d)]  of  the   Credit

Agreement,   the  undersigned,  the  [Executive  Vice  President]

[Senior  Vice  President  -  Finance]  of  the  Company,   hereby

certifies  that,  to  the best of [his/her]  knowledge,  attached hereto  as  Annex  1  is a true and accurate calculation  of  the

Borrowing  Base  as  at the end of the monthly accounting  period ended  ___________,  19___  determined  in  accordance  with  the requirements of the Credit Agreement.



       IN  WITNESS  WHEREOF,  the  undersigned  has  caused  this certificate  to be duly executed as of the ___ day  of  ________,

19__.




                                   Name:
                                        -------------------------
                                   Title:
                                         ------------------------

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                                                          Annex 1

                ANNTAYLOR GLOBAL SOURCING, INC.
                   Borrowing Base Certificate
                        Omitted (OOO's)

Receivables (determined net of credits)
 -- beginning balance period ended
______________, 19 _____                               ______

Plus:  total sales for period                          ______
Less:  total cash receipts for period                  ______
          total other adjustments for period
          (+/-) (details attached) including
          rebates, offsets and commissions             ______

Receivables (determined net of credits)
 -- ending balance period ending
_____________, 19 _____                                ______

Less:  ineligible Receivables at period end
       (determined without duplication):

Receivables due from an account debtor other than
 AT or its Affiliates                                  ______
Receivables not payable in Dollars                     ______
Receivables over 90 days original terms                ______
Export Receivables, letters of credit or U.S.
  Government Insurance                                 ______
Receivables from creditors with
 unsatisfactory credit standing (as
 determined by the Bank)                               ______
Receivables over 60 days from invoice date             ______
Receivables with excess of 20% of balances
 past 60 days from invoice date                        ______
Receivables subject to dispute                         ______
Receivables evidenced by Instruments
 not in the possession of the Bank                     ______
Receivables arising out of sale or
 return transactions                                   ______
Receivables from DIP creditors                         ______

Total ineligible Receivables                           ______
Total Eligible Receivables                                        ______
--------------------------

Inventory at lower of cost or market
covered by appropriate filings
(from attached schedule):                              ______

Beginning period Inventory Balance
____________, 19 _____                                 ______
Ending period Inventory Balance
____________, 19 _____                                 ______

Plus:  Inventory held by Processors
       covered by appropriate UCC
           filings                                     ______

Less:  Inventory held more than __ days                ______

Total Eligible Inventory                               ______
------------------------

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             Borrowing Base Certificate (continued)


80% of Eligible Receivables                            ______

Plus: 60% of Eligible Inventory                        ______
      (no more than $4,000,000)

Plus:  60% of the aggregate face amount of
       all undrawn Letters of Credit                   ______

Plus:  100% of the undrawn face amount of
       the AT Credit                                    ______

Less:  2 times average monthly commissions
       to bailees, Processors, etc.                     ______



Borrowing Base:                                         ______

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Loan Balance:  Period begin                             ______
               ___________, 19 ___
               advances for period                      ______
               reductions for period                    ______
               other adjustments (+/-)                  ______
Loan Balance:  Period end
               __________, 19 ___                       ______

Plus: [Describe other obligations]                      ______
Total outstanding                                       ______

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Availability (overadvance)                               ______

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                ANNTAYLOR GLOBAL SOURCING, INC.
                       Inventory Schedule



                                          Unit
                                          Cost
                              Quantity    Cents/    Value   Eligible
                               M  Units   Unit      M$         M$
                              ---------   ----      ------  ---------

Finished Product Inventory
---------------------------

Location/product/unit
Total fin. prod. inv.


Raw Material Inventory
----------------------

Location/product/unit
Total raw material inv.


Inventory Value - M$
---------------------


Finished product inventory
Raw materials inventory
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                                                     EXHIBIT H


          [Form of Opinion of Counsel to the Company]



                                   September 20, 1996



The Hongkong and Shanghai Banking
 Corporation Limited, New York Branch
140 Broadway
New York, NY 10005



Gentlemen:

      We have acted as counsel to AnnTaylor Global Sourcing, Inc.

(formerly  known as CAT US, Inc.) (the "Company")  in  connection
                                        -------
with  the  Amended  and  Restated Credit Agreement  (the  "Credit
                                                           ------
Agreement")  dated as of September 20, 1996 between  the  Company
---------
and  The  Hongkong and Shanghai Banking Corporation Limited,  New

York  Branch (the "Bank"), providing for letters of credit to  be issued  and loans to be made by the Bank in an aggregate face  or principal amount not exceeding $40,000,000.  Terms defined in the

Credit Agreement are used herein as defined therein.



      In  rendering the opinion expressed below, we have examined the  originals  or  conformed copies of such  corporate  records,

agreements and instruments of the Company, certificates of public officials  and  of  officers  of  the  Company,  and  such  other documents and records, and such matters of law, as we have deemed appropriate as a basis for the opinions hereinafter expressed.



     Based upon the foregoing, we are of the opinion that:


           1.   The  Company  is a corporation duly incorporated,

     validly existing and in good standing under the laws of  the jurisdiction  of  its  organization and  has  the  necessary

     corporate   power  to  execute,  perform  and  deliver   its

     obligations  under the Credit Documents to  which  it  is  a

     party.   Further,  the  Company has the necessary  corporate

     power  to open Letters of Credit for its account and  borrow

     Loans.   The Company is duly qualified to transact  business

     in such jurisdictions where failure so to qualify would have a  material  adverse  effect  on  the  financial  condition,

     operations, business or prospects of the Company.



           2.   The  execution, delivery and performance  by  the

     Company of the Credit Documents to which it is a party,  and the  borrowings  by the Company under the Credit  Agreement,

     have been duly authorized by all necessary corporate action,

     and  do  not and will not violate and provision  of  law  or regulation or any provision of the charter or by-laws of the

     Company  or result in the breach of, or constitute a default or  require  any  consent under, or (except  for  the  Liens created  pursuant to the Security Documents) result  in  the creation of any lien upon any of the properties, revenues or assets  of the Company pursuant to, any indenture  or  other agreement or instrument to which the Company is a  party  or by which the Company or its assets may be bound.



           3.    The  Credit  Agreement  and  Security  Documents

     constitute  and  the Note when executed  and  delivered  for value  will constitute, legal, valid and binding obligations

     of   the  Company  enforceable  in  accordance  with   their

     respective  terms,  except  as such  enforceability  may  be

     limited   by  (a)  bankruptcy,  insolvency,  reorganization,

     moratorium  or  other similar laws of general  applicability affecting the enforcement of creditors' rights and  (b)  the application  of general principles of equity (regardless  of whether such enforceability is considered in a proceeding in equity or at law.)



           4.   There are no legal or arbitral proceedings, and no

     proceedings  by  or  before any governmental  or  regulatory

     authority   or   agency,  pending  or  (to  our   knowledge)

     threatened  against  or  affecting  the  Company,   or   any

     properties  or  rights of the Company, which,  if  adversely determined, would have a Material Adverse Effect.




           5.   No authorizations, consents, approvals, licenses,

     filings   or   registrations  with,  any   governmental   or

     regulatory  authority or agency are required  in  connection with  the execution, delivery or performance by the  Company of  the Credit Documents to which it is a party, except  the filings  and  recordings of Liens to be created pursuant  to the Security Documents.



           6.   The  Security Agreement creates, in favor of  the

     Bank,  valid  security interests (to the extent the  Uniform

     Commercial Code is applicable thereto) in all Collateral (as defined  therein) in which the Company has rights,  in  each case  as  collateral security for the payment of the Secured

     Obligations described in the Security Agreement.   All  such

     security  interests  which can be  perfected  by  a  Uniform

     Commercial Code filing in the United States of America  will have been, upon such filings being completed, so perfected.




                                  Very truly yours,